AS FILED WITH THE SECURITIES  AND EXCHANGE  COMMISSION on or about December
     11, 2002

                                                             File No. 333-101153

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

                        REGISTRATION STATEMENT UNDER THE
                           SECURITIES ACT OF 1933                          /X/

                        Pre-Effective Amendment No. 1                      /X/


                     Strong International equity funds, INC.
               (Exact Name of Registrant as Specified in Charter)
                              100 Heritage Reserve
                            Menomonee Falls, WI 53051
               (Address of Principal Executive Offices, Zip Code)

        Registrant's Telephone Number, including Area Code (414) 359-3400

                                Richard W. Smirl
                         Strong Capital Management, Inc.
                              100 Heritage Reserve
                        Menomonee Falls, Wisconsin 53051
                     (Name and Address of Agent for Service)





















It is proposed that this filing will become effective on December 12, 2002 pursuant to Rule 488.

Title of Securities Being Registered: Investor Class Shares of Common Stock of the Strong Overseas Fund, a series of Strong International Equity Funds, Inc., par value $.00001 per share.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.





                       STRONG FOREIGN MAJORMARKETSSM FUND
                         STRONG INTERNATIONAL STOCK FUND

                              100 Heritage Reserve
                        Menomonee Falls, Wisconsin 53051

January 9, 2003

Dear Shareholder:

A Special Meeting of Shareholders of the Strong Foreign MajorMarketsSM Fund ("Foreign MajorMarketsSM Fund") and Strong International Stock Fund ("International Stock Fund") will be held at 100 Heritage Reserve, Menomonee Falls, WI 53051 on February 28, 2003 at 9:00 a.m., Central Time. Enclosed is a Proxy Statement/Prospectus, which contains an important proposal for you to consider. You are eligible to vote on this proposal because you were a shareholder of record of the Foreign MajorMarketsSM Fund or International Stock Fund, each a series of Strong International Equity Funds, Inc. ("Corporation"), on December 20, 2002.

The Corporation's Board of Directors ("Board") has proposed that each of the Foreign MajorMarketsSM and International Stock Funds be combined with the Strong Overseas Fund ("Overseas Fund"), another series of the Corporation, in tax-free reorganizations. If the shareholders of the Foreign MajorMarketsSM Fund approve the proposal, they will become shareholders of the Overseas Fund and their Foreign MajorMarketsSM Fund shares will be exchanged for an amount of Overseas Fund Investor Class shares of equal value. If the shareholders of the International Stock Fund approve the proposal, they will become shareholders of the Overseas Fund and their International Stock Fund shares will be exchanged for an amount of Overseas Fund Investor Class shares of equal value. No sales charges or redemption fees will be imposed in connection with the reorganizations. In addition, we do not expect the reorganizations to cause shareholders to recognize any federally taxable gains or losses on their Foreign MajorMarketsSM Fund or International Stock Fund shares.

Each of these Funds has the same portfolio managers. The investment objective of each Fund is to provide investors with capital growth. The Foreign MajorMarketsSM Fund concentrates its assets in the stocks of companies whose principal headquarters are located in countries included in the Morgan Stanley Capital International Europe, Australasia, Far East Index. The International Stock Fund concentrates its assets in stocks of any foreign company, including companies in emerging markets. The Overseas Fund concentrates its assets in stocks of companies located in ten or more foreign countries, which may include emerging markets. Therefore, the investment strategies of the Overseas Fund are similar to that of the Foreign MajorMarketsSM and International Stock Funds. Also, both the Foreign MajorMarketsSM and International Stock Funds are significantly smaller than the Overseas Fund. Currently, we do not believe that the Foreign MajorMarketsSM or International Stock Funds will experience significant asset growth in the near future. Finally, Strong Capital Management, Inc., the Funds' advisor, and Strong Investor Services, Inc., the Funds' administrator and transfer agent, have contractually agreed to waive fees and/or absorb expenses for the Overseas Fund until May 1, 2004 to keep the total annual fund operating expenses for the Fund's Investor Class at no more than 2.00%. In light of these factors, the Board believes that it is in the best interests of shareholders of each of the Funds to reorganize each of the Foreign MajorMarketsSM and International Stock Funds into the Overseas Fund.
Accordingly, the Board strongly urges you to vote for the proposed reorganizations.

The enclosed materials provide more information. Please read this information carefully and call the Funds' proxy solicitor, D.F. King & Co., Inc., at 1-800-714-3305 if you have any questions. Your vote is important to us, no matter how many shares you own.

After you review the enclosed materials, we ask that you vote FOR the proposed reorganizations. Please vote for the proposal by completing, dating, and signing your proxy card, and mailing it to us today. You also may vote by toll-free telephone or through the Internet according to the enclosed Voting Instructions.

Thank you for your support.

                                          Sincerely,

                                          Richard S. Strong
                                          Chairman


                              QUESTIONS AND ANSWERS

                           YOUR VOTE IS VERY IMPORTANT

Q. ON WHAT AM I BEING ASKED TO VOTE AT THE UPCOMING SPECIAL MEETING OF SHAREHOLDERS ON FEBRUARY 28, 2003?

A. Shareholders of the Strong Foreign MajorMarketsSM Fund ("Foreign MajorMarketsSM Fund") are being asked to approve its reorganization into the Strong Overseas Fund ("Overseas Fund"). Shareholders of the Strong International Stock Fund ("International Stock Fund") are being asked to approve its reorganization into the Overseas Fund.

Q.   HAS THE BOARD OF DIRECTORS APPROVED THE PROPOSAL?

A. The Board of Directors has unanimously agreed that each reorganization is in the shareholders' best interests and recommends that you vote in favor of it.

Q.   HOW WILL THE REORGANIZATION AFFECT ME AS A SHAREHOLDER?

A.   You  will  become  a  shareholder   of  the  Overseas  Fund,  a  Fund  with
     substantially similar investment objectives and policies, as well as a 2.00% contractual expense until May 1, 2004.

Q.   WHAT IS THE TIMETABLE FOR THE REORGANIZATIONS?

A. If approved by shareholders at the February 28, 2003 shareholder meeting, each reorganization is expected to take effect as of the close of market on March 28, 2003.

Q.   WHAT WILL I RECEIVE IN EXCHANGE FOR MY CURRENT SHARES?

A. An account will be created for you that will be credited with Overseas Fund Investor Class shares with an aggregate value equal to the value of your Foreign MajorMarketsSM Fund and/or International Stock Fund shares, as applicable; however, no physical share certificates will be issued to you.

Q. IF I REDEEM OR EXCHANGE MY NEW SHARES, WILL I BE SUBJECT TO THE 1% REDEMPTION FEE TYPICALLY CHARGED ON OVERSEAS FUND SHARES HELD FOR LESS THAN 15 DAYS?

A. The shares of the Overseas Fund received as a result of the reorganization will carry the holding period of the Foreign MajorMarketsSM Fund and/or International Stock Fund shares exchanged. Any Overseas Fund shares you purchase after the completion of the reorganization will be subject to this fee if you hold those shares for less than 15 days.

Q.   WILL THE REORGANIZATION RESULT IN ANY TAX LIABILITY TO ME?

A. Each reorganization is intended to be tax-free for federal income tax purposes.

Q. CAN I EXCHANGE OR REDEEM MY FOREIGN MAJORMARKETSSM FUND AND INTERNATIONAL STOCK FUND SHARES BEFORE THE REORGANIZATIONS TAKE PLACE?

A. Yes. You may exchange your Foreign MajorMarketsSM Fund and International Stock Fund shares for shares of another Strong Fund, or redeem your shares, at any time before the reorganizations take place. If you choose to do so, your request will be treated as a normal exchange or redemption of shares and may be a taxable transaction. In addition, you will be charged any applicable redemption fee on your exchange or redemption.

Q.   WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE THE REORGANIZATIONS?

A.   If the  reorganization  is not  approved  by  shareholders  of the  Foreign
     MajorMarketsSM Fund, they will remain shareholders of the Foreign MajorMarketsSM Fund. If the reorganization is not approved by shareholders of the International Stock Fund, they will remain shareholders of the International Stock Fund.

Q.   I DON'T OWN VERY MANY SHARES. WHY SHOULD I BOTHER TO VOTE?

A. Your vote makes a difference. If numerous shareholders just like you fail to vote, each Fund may not receive sufficient votes to hold its meeting. If this happens, we may need to solicit votes again at additional cost to that Fund.

Q.   WHO IS ENTITLED TO VOTE?

A. Any person who owned shares of the Foreign MajorMarketsSM Fund and/or International Stock Fund on the "record date," which was the close of business on December 20, 2002 - even if you later sold your shares. You may cast one vote for each whole share and a fractional vote for each fractional share of the Foreign MajorMarketsSM Fund and International Stock Fund you owned on the record date.

Q.   HOW CAN I VOTE?

A.   You can vote your shares in any one of four ways:

     o    Through the Internet.
     o    By toll-free telephone.
     o    By mail, using the enclosed proxy card.
     o    In person at the meeting.

     We encourage you to vote through the Internet or by telephone, using the number that appears on your proxy card. These voting methods will save the Foreign MajorMarketsSM Fund and the International Stock Fund from having to pay for return-mail postage. Whichever voting method you choose, please take the time to read the full text of the Proxy Statement/Prospectus before you vote.

Q.   I PLAN TO VOTE THROUGH THE INTERNET. HOW DOES INTERNET VOTING WORK?

A.   To vote through the Internet, please read the enclosed Voting Instructions.

Q.   I PLAN TO VOTE BY TELEPHONE. HOW DOES TELEPHONE VOTING WORK?

A.   To vote by telephone, please read the enclosed Voting Instructions.

Q.   I PLAN TO VOTE BY MAIL. HOW SHOULD I SIGN MY PROXY CARD?

A. If you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match one that appears on the card. You should sign proxy cards for other types of accounts in a way that indicates your authority (for instance, "John Brown, Custodian").

Q.   WHO SHOULD I CALL IF I HAVE ANY QUESTIONS ABOUT VOTING?

A. You can call the Funds' proxy solicitor, D.F. King & Co., Inc., at 1-800-714-3305.

                       STRONG FOREIGN MAJORMARKETSSM FUND
                         STRONG INTERNATIONAL STOCK FUND
            EACH A SERIES OF STRONG INTERNATIONAL EQUITY FUNDS, INC.

                              100 HERITAGE RESERVE
                        MENOMONEE FALLS, WISCONSIN 53051

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 28, 2003

     A Special Meeting of Shareholders of the Strong Foreign MajorMarketsSM Fund ("Foreign MajorMarketsSM Fund") and Strong International Stock Fund ("International Stock Fund") will be held at 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051 on February 28, 2003 at 9:00 a.m., Central Time, for the purposes of considering the proposals set forth below. Proposal 1A, if approved by the shareholders of the Foreign MajorMarketsSM Fund, will result in the transfer of the assets and liabilities (except those, if any, for which specific reserves have been set aside) of the Foreign MajorMarketsSM Fund to the Overseas Fund in return for Investor Class shares of the Overseas Fund. Proposal 1B, if approved by the shareholders of the International Stock Fund, will result in the transfer of the assets and liabilities (except those, if any, for which specific reserves have been set aside) of the International Stock Fund to the Overseas Fund in return for Investor Class shares of the Overseas Fund.

PROPOSAL 1A:  To  approve  the Plan of  Reorganization of  Strong  International
              Equity Funds, Inc., on behalf of the Strong Foreign MajorMarketsSM Fund, including an amendment to the Articles of Incorporation, as described in the Proxy Statement/Prospectus, and the transactions it contemplates.

PROPOSAL 1B:  To  approve  the Plan of  Reorganization of  Strong  International
              Equity Funds, Inc., on behalf of the Strong International Stock Fund, including an amendment to the Articles of Incorporation, as described in the Proxy Statement/Prospectus, and the transactions it contemplates.

PROPOSAL 2:   The transaction of such other business as may properly come before the meeting.

The table below lists each Proposal described in this proxy statement and identifies shareholders entitled to vote on each Proposal:

--------------------------------------------------------------- -------------------------------------------------------------
                           PROPOSAL                                            SHAREHOLDERS ENTITLED TO VOTE
--------------------------------------------------------------- -------------------------------------------------------------
1A.  To  approve  the  Plan  of  Reorganization  of  Strong     Shareholders of the Foreign MajorMarketsSM  Fund
International  Equity Funds, Inc.,  on behalf of the Strong
Foreign MajorMarketsSM Fund,  including an amendment to the
Articles of Incorporation, as described in the Proxy Statement/
Prospectus, and the transactions it contemplates.
--------------------------------------------------------------- -------------------------------------------------------------
1B.  To  approve  the  Plan of  Reorganization  of  Strong      Shareholders of the International Stock Fund
International  Equity  Funds,  Inc., on behalf of the Strong
International Stock Fund, including an amendment to the Articles of Incorporation, as described in the Proxy Statement/Prospectus, and the transactions it contemplates.
--------------------------------------------------------------- -------------------------------------------------------------
2.   The transaction of such other business as may properly
come before the meeting.
--------------------------------------------------------------- -------------------------------------------------------------

     Shareholders of record of the Foreign MajorMarketsSM Fund and International Stock Fund as of the close of the New York Stock Exchange on December 20, 2002 are entitled to notice of and to vote at this meeting, or any adjournment of this meeting. Proposal 1A will be effected only if the shareholders of the Foreign MajorMarketsSM Fund approve the proposal. Proposal 1B will be effected only if the shareholders of the International Stock Fund approve the proposal.

                             YOUR VOTE IS IMPORTANT.
                     PLEASE PROMPTLY RETURN YOUR PROXY CARD
                OR VOTE BY TOLL-FREE TELEPHONE OR AT OUR WEB SITE
              IN ACCORDANCE WITH THE ENCLOSED VOTING INSTRUCTIONS.

--------------------------------------------------------------------------------

         AS A SHAREHOLDER OF THE FOREIGN MAJORMARKETSSM FUND AND/OR INTERNATIONAL STOCK FUND, YOU ARE ASKED TO ATTEND THE SPECIAL MEETING EITHER IN PERSON OR BY PROXY. IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING IN PERSON, WE URGE YOU TO VOTE BY PROXY. YOU CAN DO THIS IN ONE OF THREE WAYS: BY (1) COMPLETING, DATING, SIGNING, AND PROMPTLY RETURNING THE ENCLOSED PROXY CARD USING THE ENCLOSED POSTAGE PREPAID ENVELOPE, (2) CALLING OUR TOLL-FREE TELEPHONE NUMBER, OR (3) VISITING OUR WEB SITE. YOUR PROMPT VOTING BY PROXY WILL HELP ASSURE A QUORUM AT THE SPECIAL MEETING AND AVOID ADDITIONAL EXPENSES ASSOCIATED WITH FURTHER SOLICITATION. VOTING BY PROXY WILL NOT PREVENT YOU FROM VOTING YOUR SHARES IN PERSON AT THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY BEFORE IT IS EXERCISED AT THE SPECIAL MEETING BY SUBMITTING TO THE SECRETARY OF STRONG INTERNATIONAL EQUITY FUNDS, INC. A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY SIGNED PROXY CARD, OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON. A PRIOR PROXY CAN ALSO BE REVOKED BY VOTING AGAIN THROUGH THE WEB SITE OR TOLL-FREE TELEPHONE NUMBER LISTED ON THE ENCLOSED VOTING INSTRUCTIONS.

--------------------------------------------------------------------------------


                                By Order of the Board of Directors,



                                Richard W. Smirl
                                Vice President and Secretary

Menomonee Falls, Wisconsin
January 9, 2003

                           PROXY STATEMENT/PROSPECTUS

                              DATED JANUARY 9, 2003

                  RELATING TO THE ACQUISITION OF THE ASSETS OF

                       STRONG FOREIGN MAJORMARKETSSM FUND
                         STRONG INTERNATIONAL STOCK FUND
            EACH A SERIES OF STRONG INTERNATIONAL EQUITY FUNDS, INC.

                        BY AND IN EXCHANGE FOR SHARES OF

                              STRONG OVERSEAS FUND
               A SERIES OF STRONG INTERNATIONAL EQUITY FUNDS, INC.

                              100 HERITAGE RESERVE
                        MENOMONEE FALLS, WISCONSIN 53051
                                 1-414-359-1400
                                 1-800-368-3863
                 DEVICE FOR THE HEARING IMPAIRED: 1-800-999-2780


THIS PROXY STATEMENT/PROSPECTUS IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS ("BOARD") OF STRONG INTERNATIONAL EQUITY FUNDS, INC. ("CORPORATION"), ON BEHALF OF EACH OF ITS SERIES, THE STRONG FOREIGN MAJORMARKETSSM FUND ("FOREIGN MAJORMARKETSSM FUND") AND THE STRONG INTERNATIONAL STOCK FUND ("INTERNATIONAL STOCK FUND") IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS ("MEETING") TO BE HELD ON FEBRUARY 28, 2003 AT 9:00 A.M., CENTRAL TIME, AT 100 HERITAGE RESERVE, MENOMONEE FALLS, WISCONSIN 53051 OR ANY ADJOURNMENT OF THE MEETING. At the Meeting, shareholders of the Foreign MajorMarketsSM Fund and International Stock Fund, respectively, will be asked to consider and approve a proposed reorganization, as described in the Plan of Reorganization dated December 11, 2002 ("Reorganization Plan"), of the Corporation on behalf of the Foreign MajorMarketsSM Fund, International Stock Fund, and the Strong Overseas Fund ("Overseas Fund"). The Foreign MajorMarketsSM Fund, International Stock Fund, and Overseas Fund are sometimes referred to individually as "Fund" and collectively as the "Funds." A copy of the form of Reorganization Plan is attached as Exhibit A. Proposal 1A, if approved by the shareholders of the Foreign MajorMarketsSM Fund, will result in the transfer of the assets and liabilities (except those, if any, for which specific reserves have been set aside) of the Foreign MajorMarketsSM Fund to the Overseas Fund in return for Investor Class shares of the Overseas Fund. Proposal 1B, if approved by the shareholders of the International Stock Fund, will result in the transfer of the assets and liabilities (except those, if any, for which specific reserves have been set aside) of the International Stock Fund to the Overseas Fund in return for Investor Class shares of the Overseas Fund.


PROPOSAL 1A:  To  approve  the Plan of  Reorganization  of Strong  International
              Equity Funds, Inc., on behalf of the Strong Foreign MajorMarketsSM Fund, including an amendment to the Articles of Incorporation, as described in the Proxy Statement/Prospectus, and the transactions it contemplates.

PROPOSAL 1B:  To approve  the Plan of  Reorganization  of  Strong  International
              Equity Funds, Inc., on behalf of the Strong International Stock Fund, including an amendment to the Articles of Incorporation, as described in the Proxy Statement/Prospectus, and the transactions it contemplates.

PROPOSAL 2:   The transaction of such other business as may properly come before the meeting.

     The Reorganization Plan provides for (i) the transfer of the Foreign MajorMarketsSM Fund's and International Stock Fund's assets and liabilities (except those, if any, for which specific reserves have been set aside) to the Overseas Fund; (ii) the issuance of Investor Class shares of the Overseas Fund to shareholders of the Foreign MajorMarketsSM Fund and International Stock Fund; and (iii) the amendment of the Corporation's Articles of Incorporation to eliminate the Foreign MajorMarketsSM Fund and International Stock Fund as series of Strong International Equity Funds, Inc. (individually, "Reorganization" and collectively, "Reorganizations"). The transfer is expected to occur as of the close of market ("Effective Time") on March 28, 2003 ("Closing Date").

     Immediately after the transfer of the Foreign MajorMarketsSM Fund's and International Stock Fund's assets and liabilities (except those, if any, for which specific reserves have been set aside), each holder of shares in the Foreign MajorMarketsSM Fund and International Stock Fund as of the Effective Time of the Reorganizations will receive a number of Investor Class shares of the Overseas Fund with the same aggregate value as the shareholder had in the Foreign MajorMarketsSM Fund and International Stock Fund immediately before the Effective Time. As of the Effective Time, shareholders of the Foreign MajorMarketsSM Fund and International Stock Fund will become shareholders of the Overseas Fund.

     The Foreign MajorMarketsSM Fund and the International Stock Fund offer one class of shares - Investor Class shares. The Overseas Fund offers two classes of shares - Investor Class and Institutional Class. Holders of Investor Class shares of the Foreign MajorMarketsSM Fund and International Stock Fund will receive an amount of Investor Class shares of the Overseas Fund equal in value to their Foreign MajorMarketsSM Fund and International Stock Fund shares.

     The Foreign MajorMarketsSM Fund, International Stock Fund, and Overseas Fund are each a series of the Corporation, an open-end, management investment company registered under the Investment Company Act of 1940 ("1940 Act").
Currently, the Funds are advised by Strong Capital Management, Inc. ("SCM"). Strong Investments, Inc. ("SII") is the principal underwriter of each mutual fund for which SCM is the investment advisor and/or Strong Investor Services, Inc. ("SIS") is the transfer agent and administrator ("Strong Family of Funds"). SCM, SII, and SIS are each wholly owned subsidiaries of Strong Financial Corporation ("SFC"), which is controlled by Richard S. Strong because of his stock ownership in SFC. Mr. Strong is Director and Chairman of the Board of the Strong Family of Funds and Director and Chairman of SCM.

     This Proxy Statement/Prospectus sets forth concisely the information that a shareholder of the Foreign MajorMarketsSM Fund and International Stock Fund should know before voting on each Reorganization, and should be retained for future reference. Certain additional relevant documents listed below, which have been filed with the Securities and Exchange Commission ("SEC"), are incorporated in whole or in part by reference. A Statement of Additional Information dated January 9, 2003 relating to this Proxy Statement/Prospectus and the
Reorganizations and including certain financial information about the International Stock and Overseas Funds, has been filed with the SEC and is incorporated by reference in its entirety into this Proxy Statement/Prospectus. A copy of such Statement of Additional Information is available upon request and without charge by writing to the Strong Funds at P.O. Box 2936, Milwaukee, Wisconsin 53201, or by calling toll-free at 1-800-368-3863.

     For a more detailed discussion of the investment objectives, policies, risks, and restrictions of the Foreign MajorMarketsSM Fund and International Stock Fund, see the Foreign MajorMarketsSM Fund's and International Stock Fund's prospectus dated May 1, 2002 and statement of additional information dated August 30, 2002, as they may be amended and/or supplemented, which have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus. Copies of the prospectus and statement of additional information for the Foreign MajorMarketsSM Fund and International Stock Fund are available upon request and without charge by writing to the Strong Funds at P.O. Box 2936, Milwaukee, Wisconsin 53201, or by calling toll-free at 1-800-368-3863.

     For a more detailed discussion of the investment objectives, policies, risks, and restrictions of the Overseas Fund, see the Overseas Fund's Investor Class prospectus dated May 1, 2002 and statement of additional information dated August 30, 2002, as they may be amended and/or supplemented, which have been filed with the SEC. Copies of the prospectus and statement of additional information for the Overseas Fund are available upon request and without charge by writing to the Strong Funds at P.O. Box 2936, Milwaukee, Wisconsin 53201, or by calling toll-free at 1-800-368-3863.

     This Proxy Statement/Prospectus is expected to be sent to shareholders on or about January 9, 2003.

       THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS
                                                                            PAGE

SYNOPSIS........................................................................

The Reorganizations.............................................................

The Corporation.................................................................

Fees and Expenses...............................................................

Investment Advisor and Portfolio Managers.......................................

Principal Investment Objectives and Policies....................................

Purchase, Exchange, and Redemption Procedures and Distribution Policies.........

PRINCIPAL INVESTMENT RISKS......................................................

INFORMATION RELATING TO THE REORGANIZATIONS.....................................

Description of the Reorganizations..............................................

Costs of Reorganizations........................................................

Federal Income Taxes............................................................

Capitalization..................................................................

REASONS FOR THE REORGANIZATIONS.................................................

SHAREHOLDER RIGHTS..............................................................

MORE INFORMATION ABOUT THE FOREIGN MAJORMARKETSSM FUND, INTERNATIONAL STOCK
   FUND, AND OVERSEAS FUND......................................................

VOTING MATTERS..................................................................

OTHER BUSINESS..................................................................

SHAREHOLDER INQUIRIES...........................................................


Exhibit A - Plan of Reorganization...........................................A-1


EXHIBIT B - Management's Discussion of Fund Performance......................B-1

EXHIBIT C - ADDITIONAL INFORMATION ABOUT THE OVERSEAS FUND...................C-1

                                    SYNOPSIS

     This Synopsis is designed to allow you to compare the current fees, investment objectives, policies and restrictions, and distribution, purchase, exchange, and redemption procedures of the Foreign MajorMarketsSM Fund and International Stock Fund with those of the Overseas Fund. It is a summary of some information contained elsewhere in this Proxy Statement/Prospectus, or incorporated by reference into this Proxy Statement/Prospectus. Shareholders should read this entire Proxy Statement/Prospectus carefully. For more complete information, please read the Investor Class prospectus for each Fund, as each may be amended and/or supplemented.

THE REORGANIZATIONS

     BACKGROUND. Pursuant to the Reorganization Plan (attached as Exhibit A), each of the Foreign MajorMarketsSM Fund and International Stock Fund will transfer all of its assets and liabilities (except those, if any, for which specific reserves have been set aside) to the Overseas Fund in exchange solely for Investor Class shares of the Overseas Fund. Each of the Foreign MajorMarketsSM Fund and International Stock Fund will distribute the Overseas Fund shares that it receives to its shareholders in liquidation. The result of each Reorganization is that shareholders of the Foreign MajorMarketsSM Fund and International Stock Fund will become shareholders of the Overseas Fund. No sales charges or redemption fees will be imposed in connection with the Reorganizations.

     The Board, including the Directors who are not "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act ("Independent Directors"), has concluded that each Reorganization would be in the best interests of each of the Foreign MajorMarketsSM Fund and International Stock Fund and its shareholders, and that the interests of existing shareholders in the Foreign MajorMarketsSM Fund, International Stock Fund, and Overseas Fund would not be diluted as a result of the transactions contemplated by the Reorganizations. THE BOARD RECOMMENDS THAT YOU VOTE FOR THE REORGANIZATIONS.

     TAX CONSEQUENCES. Each Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization. If each Reorganization so qualifies, shareholders of the Foreign MajorMarketsSM Fund and International Stock Fund will not recognize a gain or a loss in the transactions contemplated by the Reorganizations.

     RISK FACTORS. Although the investment objectives and policies of the Foreign MajorMarketsSM Fund, International Stock Fund, and the Overseas Fund are generally similar, there are differences. Therefore, an investment in the Overseas Fund may involve investment risks that are, in some respects, different from those of the Foreign MajorMarketsSM Fund and International Stock Fund. The primary difference between the Overseas Fund and the Foreign MajorMarketsSM Fund is that the Overseas Fund is exposed to the risks of investing in less-established markets. There are no significant differences in the investment risks of the International Stock Fund and Overseas Fund. For a more complete discussion of the risks associated with the Funds and a comparison of these risks, see "PRINCIPAL INVESTMENT RISKS" below.

THE CORPORATION

     The Foreign MajorMarketsSM Fund, International Stock Fund, and the Overseas Fund are series of the Corporation, an open-end management investment company, which was organized as a Wisconsin corporation on December 28, 1990. The Corporation offers redeemable shares in different classes and/or series. The Foreign MajorMarketsSM Fund and International Stock Fund offer one class of shares - Investor Class shares. The Overseas Fund offers two classes of shares - Investor Class and Institutional Class.

FEES AND EXPENSES


There are no sales charges on purchases, exchanges, or redemptions. Each Fund charges a 1.00% fee, based on the redeemed share's market value, on redemptions (including exchanges) of Fund shares held for less than 15 calendar days. Redemption fees are paid to the Fund. The Fund uses the "first-in, first-out"
(FIFO) method to determine the 15-day holding period.

     The following comparative fee tables describe the Fund expenses you may pay indirectly if you hold Investor Class shares of the Funds. The PRO FORMA line items show the Overseas Fund's expenses as if the Reorganization had occurred on January 1, 2001 for (1) the Foreign MajorMarketsSM Fund only, (2) the International Stock Fund only, and (3) both Funds. The Total Annual Fund Operating Expenses table and Example shown below are based on actual expenses incurred during the Funds' most recent fiscal period ended December 31, 2001, except that PRO FORMA Total Annual Fund Operating Expenses have been restated as if the current transfer agent and administration fees had been in effect during the Funds' most recent fiscal period-resulting in slightly higher PRO FORMA expenses for the International Stock Fund. Please keep in mind that, as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal year may be significantly different from those shown. In addition, please note that SCM and SIS have contractually agreed to waive fees and/or absorb expenses for the Investor Class shares of the of the Foreign MajorMarketsSM Fund and International Stock Fund until May 1, 2003 and the Overseas Fund until May 1, 2004 to keep Total Annual Fund Operating Expenses at no more than 2.00%. Total Annual Fund Operating Expenses for the Overseas Fund after May 1, 2004 may be more or less than 2.00%.


                            Annual Operating Expenses
                     (as a percentage of average net assets)

                                TOTAL ANNUAL FUND
                                                                OPERATING                            TOTAL ANNUAL FUND
                                                             EXPENSES WITHOUT                       OPERATING EXPENSES
                                                               CONTRACTUAL         CONTRACTUAL       WITH CONTRACTUAL
                                 MANAGEMENT     OTHER         WAIVERS AND/OR      WAIVERS AND/OR      WAIVERS AND/OR
FUND                              FEES(1)       EXPENSES       ABSORPTIONS         ABSORPTIONS         ABSORPTIONS
------------------------------ --------------- ----------- -------------------- ------------------ --------------------
Foreign MajorMarketsSM             0.75%         3.65%            4.40%(2)           2.40%              2.00%(2), (3)
International Stock                0.75%         1.29%            2.04%(2)           0.04%              2.00%(2), (3)
Overseas                           0.75%         1.72%            2.47%(2)           0.47%              2.00%(2), (3)
PRO FORMA-Overseas(5)              0.75%         1.79%            2.54%(4)           0.54%              2.00%(2), (3)
PRO FORMA-Overseas(6)              0.75%         1.31%            2.06%(4)           0.06%              2.00%(2), (3)
PRO FORMA-Overseas(7)              0.75%         1.32%            2.07%(4)           0.07%              2.00%(2), (3)

(1) THE FUNDS HAVE A BREAKPOINT SCHEDULE UNDER WHICH THE MANAGEMENT FEE WILL DECREASE TO 0.725% ON NET ASSETS OF AT LEAST $4 BILLION BUT LESS THAN $6 BILLION AND TO 0.70% ON NET ASSETS OF $6 BILLION AND ABOVE.
(2) THE INTERNATIONAL STOCK FUND PARTICIPATED IN A PROGRAM UNDER WHICH IT RECEIVED CREDITS FOR PART OF THE BROKERAGE COMMISSIONS PAID IN TRANSACTIONS WITH PARTICIPATING BROKERS. THESE CREDITS WERE APPLIED TO THE FUND'S OTHER EXPENSES THAT WERE NOT ATTRIBUTABLE TO SCM OR ITS AFFILIATES. THE TOTAL ANNUAL FUND OPERATING EXPENSES DO NOT REFLECT THESE CREDITS OR SCM'S OR SIS' WAIVER OF FEES AND/OR EXPENSE ABSORPTIONS FOR THE FOREIGN MAJORMARKETSSM FUND, THE INTERNATIONAL STOCK FUND, AND THE OVERSEAS FUND. AFTER GIVING EFFECT TO THESE CREDITS AND WITH VOLUNTARY WAIVERS AND/OR ABSORPTIONS, THE TOTAL ANNUAL FUND OPERATING EXPENSES AS OF DECEMBER 31, 2001 WERE 2.00%, 1.98%, AND 1.91%, RESPECTIVELY, AND AS OF JUNE 30, 2002 WERE 1.98%, 1.97%, AND 1.50%, RESPECTIVELY. WE CAN MODIFY OR TERMINATE VOLUNTARY WAIVERS AND/OR ABSORPTIONS AT ANY TIME.
(3) SCM AND SIS HAVE CONTRACTUALLY AGREED TO WAIVE FEES AND/OR ABSORB EXPENSES FOR THE FOREIGN MAJORMARKETSSM FUND AND THE INTERNATIONAL STOCK FUND UNTIL MAY 1, 2003 AND FOR THE OVERSEAS FUND UNTIL MAY 1, 2004 TO KEEP TOTAL ANNUAL FUND OPERATING EXPENSES AT NO MORE THAN 2.00%.
(4) PRO FORMA TOTAL ANNUAL FUND OPERATING EXPENSES HAVE BEEN RESTATED AS IF THE CURRENT TRANSFER AGENT AND ADMINISTRATION FEES HAD BEEN IN EFFECT DURING THE FUNDS' MOST RECENT FISCAL PERIOD.
(5) ASSUMING THE REORGANIZATION OF THE FOREIGN MAJORMARKETSSM FUND INTO THE OVERSEAS FUND.
(6) ASSUMING THE REORGANIZATION OF THE INTERNATIONAL STOCK FUND INTO THE OVERSEAS FUND.
(7) ASSUMING THE REORGANIZATION OF BOTH THE FOREIGN MAJORMARKETSSM FUND AND INTERNATIONAL STOCK FUND INTO THE OVERSEAS FUND.

                                     Example

     The example below is intended to help you compare the cost of investing in each Fund, before fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each Fund and reinvest all dividends and distributions for the time periods indicated. The example also assumes that your investment has a 5% return each year and that each Fund's Total Annual Fund Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, you would pay the following expenses if you redeem all of your shares at the end of the time periods indicated:

FUND                                               1 YEAR             3 YEARS             5 YEARS            10 YEARS
----                                               ------             -------             -------            --------
Foreign MajorMarketsSM                              $441               $1,332              $2,233             $4,534
International Stock                                 $207               $ 640               $1,098             $2,369
Overseas                                            $250               $ 770               $1,316             $2,806
PRO FORMA-Overseas(1)                               $257               $ 791               $1,350             $2,875
PRO FORMA-Overseas(2)                               $209               $ 646               $1,108             $2,390
PRO FORMA-Overseas(3)                               $210               $ 649               $1,114             $2,400

(1) ASSUMING THE REORGANIZATION OF THE FOREIGN MAJORMARKETSSM FUND INTO THE OVERSEAS FUND.
(2) ASSUMING THE REORGANIZATION OF THE INTERNATIONAL STOCK FUND INTO THE OVERSEAS FUND.
(3) ASSUMING THE REORGANIZATION OF BOTH THE FOREIGN MAJORMARKETSSM FUND AND INTERNATIONAL STOCK FUND INTO THE OVERSEAS FUND.

     The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

INVESTMENT ADVISOR AND PORTFOLIO MANAGERS


     SCM, a company controlled by Richard S. Strong because of his stock ownership in SFC, is the investment advisor to each of the Funds. Mr. Strong is Director and Chairman of the Board of the Strong Family of Funds and Chairman and Director of SCM. SCM is registered as an investment advisor under the 1940 Act. SCM is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051. SCM had over $40 billion in assets under management as of November 30, 2002.


     As compensation for its advisory services, each Fund pays SCM a management fee at the annual rate specified below of the average daily net asset value of that Fund.

                                       FOR ASSETS UNDER             FOR THE NEXT                 FOR ASSETS
FUND                                      $4 BILLION              $2 BILLION ASSETS         $6 BILLION AND ABOVE
---------------------------------- -------------------------- -------------------------- ---------------------------
Foreign MajorMarketsSM                       0.75%                       0.725%                    0.70%
International Stock                          0.75%                       0.725%                    0.70%
Overseas                                     0.75%                       0.725%                    0.70%

The following individuals are the Funds' portfolio managers:

     STACEY HO co-manages the FOREIGN MAJORMARKETSSM FUND, the INTERNATIONAL STOCK FUND, and the OVERSEAS FUND. Ms. Ho joined Strong as a Portfolio Co-Manager of the Funds in May 2001, and is a Chartered Financial Analyst. From May 1997 to May 2001, she was a Portfolio Manager and, beginning in 2001, a managing director for international equity funds for Wells Capital Management Inc. From January 1995 to September 1996, Ms. Ho was a Portfolio Manager of international equity funds at Clemente Capital Management. From January 1990 to January 1995, she managed Japanese and U.S. equity portfolios and co-managed global asset allocation equity portfolios for Edison International. Ms. Ho received her bachelor's degree in civil engineering from San Diego State University in 1980, her master's degree in environmental engineering from Stanford University in 1981, and her master's of business administration from the University of California-Los Angeles in 1988.

     KATHERINE SCHAPIRO co-manages the FOREIGN MAJORMARKETSSM FUND, the INTERNATIONAL STOCK FUND, and the OVERSEAS FUND. Ms. Schapiro is a Chartered Financial Analyst. Ms. Schapiro joined Strong in May 2001 as a Portfolio Co-Manager of these Funds. From August 1992 to May 2001, Ms. Schapiro was a Portfolio Manager and, beginning in 1999, a managing director for international equity funds at Wells Fargo Bank and Wells Capital Management, Inc. From November 1988 to June 1992, Ms. Schapiro was a Portfolio Manager at Newport Pacific Management/Tyndall International Management. From December 1985 to November 1988, Ms. Schapiro was a Portfolio Manager at Thornton Management Ltd. From July 1981 to December 1985, Ms. Schapiro was an analyst and Portfolio Manager at Western Asset Management and Harris Bretall Sullivan & Smith. Ms. Schapiro received her bachelor's degree in Spanish literature from Stanford University in 1981.

PRINCIPAL INVESTMENT OBJECTIVES, POLICIES, AND RESTRICTIONS

     This section will help you compare the investment objectives and policies of the Foreign MajorMarketsSM Fund and International Stock Fund to the Overseas Fund. Please be aware that this is only a brief discussion. More complete information may be found in the Funds' prospectus, as it may be amended and/or supplemented.

     The STRONG FOREIGN MAJORMARKETSSM FUND seeks capital growth by investing, under normal conditions, at least 80% of its net assets in stocks issued by companies whose principal headquarters are located in the countries included in the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index), currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

     The STRONG INTERNATIONAL STOCK FUND seeks capital growth by investing, under normal conditions, at least 80% of its net assets in stocks from at least three foreign companies, which may include stocks from companies in emerging markets.

     The STRONG OVERSEAS FUND seeks capital growth by investing, under normal conditions, at least 80% of its net assets in stocks of companies located in ten or more foreign countries, which may include stocks from emerging markets.

     Each Fund has the same portfolio managers, who seek to meet each Fund's objective by applying a multi-dimensional strategy comprised of three parts that continually interact: trend identification, stock selection, and risk management. Trends are identified that affect global and regional economic and financial environments, setting a framework for stock selection. Stocks are then analyzed and ranked based on five key factors: valuation, growth, management, risk, and sentiment. Stocks chosen share similar characteristics such as an industry leadership position, innovative products and services, balance sheet strength, and management teams with demonstrated effectiveness in a competitive global environment. Risk management through portfolio diversification provides the means to monitor and moderate volatility for the overall Fund. Stocks are sold when the rank based on the five key factors deteriorates below average, when management or risk rankings drop below average, when other stocks rank higher, or when implementing changes driven by risk management considerations.


     Each Fund may also invest up to 100% of its assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the portfolio managers determine that a temporary defensive position is advisable. Each Fund may also invest in shares of money market funds SCM manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets. The Funds are not restricted with respect to the size of the market capitalization of the companies in which the Funds invest.


     SIGNIFICANT DIFFERENCES-FOREIGN MAJORMARKETSSM FUND. The Foreign MajorMarketsSM Fund concentrates its assets in companies headquartered in countries included in the MSCI EAFE Index, whereas the Overseas Fund may invest in any foreign country, including emerging markets. In addition, the Foreign MajorMarketsSM Fund may invest all of its assets in one or more countries, whereas the Overseas Fund must invest in at least ten countries. Therefore, the investment strategy of the Overseas Fund is broader and potentially more geographically diversified than that of the Foreign MajorMarketsSM Fund.

     SIGNIFICANT DIFFERENCES-INTERNATIONAL STOCK FUND. The International Stock Fund may invest all of its assets in one or more countries, whereas the Overseas Fund must invest in at least ten countries. Therefore, the investment strategy of the Overseas Fund is potentially more geographically diversified than that of the International Stock Fund.

PURCHASE, EXCHANGE, AND REDEMPTION PROCEDURES AND DISTRIBUTION POLICIES

     PURCHASE PROCEDURES. THE FOREIGN MAJORMARKETSSM FUND, INTERNATIONAL STOCK FUND, AND OVERSEAS FUND HAVE IDENTICAL PURCHASE PROCEDURES. Investor Class shares of each Fund may be purchased directly from SIS by mail or wire, and if elected, by phone or through the Internet. Investor Class shares may also be purchased through broker-dealers or other intermediaries. The minimum initial purchase requirement is $2,500 for regular accounts, $1,000 for Education Savings, traditional IRAs, Roth IRAs, SEP-IRAs, and UGMA/UTMA accounts, and the lesser of $250 or $25 per month for SIMPLE-IRA, 403(b)(7) plans, Keogh, Pension Plans, and Profit Sharing accounts. Shares may also be purchased through regular deductions from a bank account (e.g., Automatic Investment Plan), however the minimum initial purchase requirements must still be met for the Funds. Subsequent purchases must be for a minimum of $100 for regular, Education Savings, traditional IRAs, Roth IRAs, SEP-IRAs, and UGMA/UTMA accounts and $50 for SIMPLE-IRA, 403(b)(7) plan, Keogh, Pension Plan, and Profit Sharing accounts. Employee-sponsored retirement plan accounts for which Strong Retirement Plan Services, Inc. or an affiliate or alliance partner provides document or administrative services have no initial investment minimum. Each of the Funds reserves the right to change or waive investment minimums.

     Fund shares may be purchased on any business day at a price per share equal to the net asset value ("NAV") next determined after SIS receives a purchase order and payment. SIS reserves the right to refuse, change, discontinue, or temporarily suspend the purchase privilege for any reason. The NAV of each Fund's Investor Class is generally calculated as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 3:00 p.m., Central Time). The NAV per share is calculated by dividing the total market value of the Fund's investments and other assets attributable to the Investor Class, less any Fund liabilities attributable to the Investor Class, by the total outstanding shares of the Investor Class. NAV is based on the market value of the securities in each Fund's portfolio. Generally, market value is determined on the basis of information furnished by a pricing service or broker quotations, as appropriate. If pricing service information or broker quotations are not readily available, we determine the "fair value" of the security in good faith under the supervision of the Board. A security's "fair value" may differ from the price next available from the pricing service or broker depending on the method of valuation used. Each Fund's portfolio securities may be listed on foreign exchanges that trade on days when the NAV is not calculated. As a result, each Fund's NAV may change on days when shares may not be purchased or redeemed. In addition, a foreign exchange may not value its listed securities at the same time that the Fund's NAV is calculated.

     EXCHANGE PROCEDURES. THE FOREIGN MAJORMARKETSSM FUND, INTERNATIONAL STOCK FUND, AND OVERSEAS FUND HAVE IDENTICAL EXCHANGE PROCEDURES. Shareholders may exchange shares of one Strong Fund for shares of another Strong Fund either in writing or, if elected, by telephone or through the Internet on any business day, if the accounts are identically registered (with the same name, address, and taxpayer identification number). Shareholders may submit exchange requests directly to SIS or through an intermediary. The exchange price is the next NAV determined after SIS receives the exchange request. Purchases by exchange are subject to the investment requirements and other criteria of the Fund and class purchased. SIS may require signature guarantees under certain circumstances (e.g. written exchange requests for more than $100,000). An exchange of shares of one Strong Fund for those of another Strong Fund is considered a sale (redemption) and a purchase of shares for several purposes, including tax purposes. Each Fund charges a 1.00% fee on exchanges of shares held for less than 15 calendar days. SIS reserves the right to refuse, change, discontinue, or temporarily suspend the exchange privilege for any reason.

     REDEMPTION PROCEDURES. THE FOREIGN MAJORMARKETSSM FUND, INTERNATIONAL STOCK FUND, AND OVERSEAS FUND HAVE IDENTICAL REDEMPTION PROCEDURES. Shareholders may redeem shares on any business day by mail or, if elected, by telephone or through the Internet. The redemption price will be the next NAV determined after SIS receives the redemption request. Shareholders may submit redemption requests directly to SIS or through an intermediary. Redemptions may also be made through a Systematic Withdrawal Plan from any Fund. SIS may require signature guarantees under certain circumstances (e.g. written exchange requests for more than $100,000). If a shareholder's account balance drops below the investment minimum, SIS reserves the right to close the account. However, SIS will give the shareholder notice and 60 days to increase the account balance to the required minimum. Each Fund charges a 1.00% fee on redemptions (including exchanges and involuntary redemptions) of shares held for less than 15 calendar days. For purposes of the redemption fee, Overseas Fund shares received pursuant to the Reorganization will carry the holding period of the corresponding Foreign MajorMarketsSM Fund and International Stock Fund shares. SIS reserves the right to refuse, change, discontinue, or temporarily suspend the telephone, facsimile, and Internet redemption privilege for any reason.

     REDEMPTIONS IN KIND. THE FOREIGN MAJORMARKETSSM FUND, INTERNATIONAL STOCK FUND, AND OVERSEAS FUND HAVE IDENTICAL REDEMPTION-IN-KIND PROVISIONS. SIS reserves the right to pay redemption proceeds in kind (I.E., a payment in portfolio securities rather than cash) for redemption requests that are in excess of the lesser of (1) $250,000 or (2) 1% of each Fund's assets. Generally, redemption in kind is used when large redemption requests may cause harm to a Fund and its shareholders.

     DISTRIBUTION POLICIES. THE FOREIGN MAJORMARKETSSM FUND, INTERNATIONAL STOCK FUND, AND OVERSEAS FUND HAVE IDENTICAL DISTRIBUTION POLICIES. To the extent they are available, each Fund generally pays you dividends from net investment income and distributes any net capital gains that it realizes annually. There is no fixed dividend rate, and there can be no assurance that any of the Funds will pay any dividends or realize any capital gains. Dividends and capital gains distributions will be automatically reinvested in additional shares of the Fund, unless the shareholder chooses otherwise. Other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into a bank account.

     Any net investment income and net short-term capital gains distributions you receive are generally taxable as ordinary dividend income at your income tax rate. Distributions of net long-term capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them. If your Fund's distributions exceed its earnings and profits, all or a portion of those distributions may be treated as a return of capital to you. A return of capital will generally reduce the cost basis of your shares. It may also be treated as a sale of your shares.

                           PRINCIPAL INVESTMENT RISKS

     EACH OF THE FUNDS HAS SUBSTANTIALLY SIMILAR PRINCIPAL INVESTMENT RISKS. The major risks of each Fund are those of investing in the stock market. This means each Fund may experience sudden, unpredictable declines in value, as well as periods of poor performance. Because stock values go up and down, the value of the Fund's shares may go up and down. These risks are magnified in foreign markets. Each of the Funds invests predominantly in securities from foreign markets. Foreign investments involve additional risks, including less liquidity, currency-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets. The International Stock Fund and the Overseas Fund invest in less-established, emerging markets where these risks are greater. Other risks of emerging foreign markets include, smaller securities markets and lower trading volumes, which may lead to greater price volatility, national policies restricting investment opportunities, and less developed legal and accounting structures governing investments. To manage foreign currency risk, the managers of the Funds may hedge a portion of the Fund's exposure to currency fluctuations. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Each Fund invests in growth-style stocks. The Funds' performance may at times be better or worse than the performance of stock funds that focus on other types of stocks or that have a broader investment style. Each Fund is subject to management risk because it is actively managed. There is no guarantee that the investment techniques and risk analyses used by the managers will produce the desired results. An investment in the Funds is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Each Fund also invests in small- and medium-capitalization companies, which often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of each Fund's portfolios. Generally, the smaller the company size, the greater these risks.

     SIGNIFICANT DIFFERENCES-FOREIGN MAJORMARKETSSM FUND. The Overseas Fund invests in less-established markets than the Foreign MajorMarketsSM Fund. The risks of investing in foreign markets are magnified in less-established markets. In addition, less-established markets may have smaller securities markets and lower trading volumes, which may lead to greater price volatility, national policies restricting investment opportunities, and less developed legal and accounting structures governing investments.

     SIGNIFICANT DIFFERENCES-INTERNATIONAL STOCK FUND. There are no significant differences in the investment risks of the International Stock Fund and Overseas Fund.

                   INFORMATION RELATING TO THE REORGANIZATIONS

DESCRIPTION OF THE REORGANIZATIONS

     The following summary is qualified in its entirety by reference to the Reorganization Plan found in Exhibit A.

     The Reorganization Plan provides that all of the assets and liabilities (except those, if any, for which specific reserves have been set aside) of each of the Foreign MajorMarketsSM Fund and International Stock Fund will be transferred to the Overseas Fund as of the Effective Time on the Closing Date of the Reorganizations. In exchange for the transfer of these assets, the Overseas Fund will simultaneously issue as of the Effective Time of the Reorganizations a number of full and fractional Investor Class shares of the Overseas Fund to the Foreign MajorMarketsSM Fund and International Stock Fund, respectively, equal in value to the NAV of the Foreign MajorMarketsSM Fund and International Stock Fund, respectively, immediately before the Effective Time of the Reorganizations.

     Shareholders of the Foreign MajorMarketsSM Fund and International Stock Fund owning shares as of the Effective Time of the Reorganizations will receive a number of shares of the Investor Class of the Overseas Fund with the same aggregate value as the shareholder had in each of the Foreign MajorMarketsSM Fund and International Stock Fund immediately before the Reorganizations. This will be accomplished by the establishment of accounts in the names of the shareholders of the Foreign MajorMarketsSM Fund and International Stock Fund on the share records of the Overseas Fund's transfer agent. Each account will represent the respective PRO RATA number of full and fractional shares of the Overseas Fund due to the shareholders of the Foreign MajorMarketsSM Fund and International Stock Fund. Shares of the Foreign MajorMarketsSM Fund and International Stock Fund will then be reclassified as Investor Class shares of the Overseas Fund. The Overseas Fund will not issue share certificates to shareholders. Shares of the Overseas Fund to be issued will have no preemptive or conversion rights. No sales charges or redemption fees will be imposed in connection with the receipt of such shares by the Foreign MajorMarketsSM Fund and International Stock Fund's shareholders.

     The Reorganization Plan contains customary representations, warranties, and conditions. The Reorganization Plan provides that the consummation of the Reorganizations is conditioned upon, among other things: (i) approval of the each Reorganization by the shareholders of the Foreign MajorMarketsSM Fund and International Stock Fund, respectively; (ii) receipt by the Corporation of a tax opinion to the effect that each Reorganization will be tax free to the Foreign MajorMarketsSM Fund, International Stock Fund, and Overseas Fund, and the shareholders of each Fund; and (iii) an opinion from counsel that the shares of the Corporation, of which the Foreign MajorMarketsSM Fund, International Stock Fund, and Overseas Fund are series, issued and outstanding as of the Effective Time and the shares of the Corporation representing the Overseas Fund, to be issued to shareholders of the Foreign MajorMarketsSM Fund and International Stock Fund, are duly authorized and validly issued, fully paid, and non-assessable, except to the extent provided by the Wisconsin Business Corporation Law ("WBCL"), and that no shareholder of the Overseas Fund has any option, warrant, or preemptive right to subscription or purchase with respect to the Overseas Fund. The Reorganization Plan may be terminated with respect to either or both Reorganizations if, on the Closing Date, any of the required conditions have not been met or if the representations and warranties are not true or, if at any time before the Effective Time, the Board or an authorized officer of the Corporation determines that either Reorganization is or both Reorganizations are inadvisable.

COSTS OF REORGANIZATION


     The reorganizational costs are estimated to be approximately $66,500. Each Fund will pay its own expenses incurred in connection with the Reorganizations. Therefore, each of the Foreign MajorMarketsSM and the International Stock Fund will be responsible for its legal expenses and the costs of preparing, filing, printing, and mailing this Proxy Statement/Prospectus and soliciting shareholder votes (approximately 28% and 64% of the costs, respectively) and the Overseas Fund will be responsible for its legal expenses (approximately 8% of the costs).


FEDERAL INCOME TAXES

     The combination of each of the Foreign MajorMarketsSM Fund and Overseas Fund and the International Stock Fund and Overseas Fund is intended to qualify, for U.S. federal income tax purposes, as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended. If so, neither the Foreign MajorMarketsSM Fund nor the International Stock Fund, nor their shareholders, will recognize a gain or a loss as a result of each Reorganization; the tax basis of the Overseas Fund shares received will be the same as the basis of the Foreign MajorMarketsSM Fund and International Stock Fund shares exchanged; and the holding period of the Overseas Fund shares received will include the holding period of the Foreign MajorMarketsSM Fund and International Stock Fund shares exchanged, provided that the shares exchanged were held as capital assets at the time of the Reorganizations. As a condition to the closing of each Reorganization, the Corporation will receive an opinion from tax counsel to that effect. As a result of the Reorganization, the Overseas Fund will succeed to the tax attributes of the Foreign MajorMarketsSM Fund and International Stock Fund, subject to limitations that could limit the amount of Foreign MajorMarketsSM Fund's and International Stock Fund's capital loss carryovers from periods before the Reorganization that would be available to offset gains of the Overseas Fund after the Reorganization. Based upon the assets of Foreign MajorMarketsSM Fund and International Stock Fund, it is likely that their capital losses will never be fully utilized by the Overseas Fund. No tax ruling from the Internal Revenue Service regarding each Reorganization has been requested. The opinion of counsel is not binding on the Internal Revenue Service and does not preclude the Internal Revenue Service from adopting a contrary position.

     In addition, prior to the Closing Date, each of the Foreign MajorMarketsSM Fund and International Stock Fund may declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to each of the Foreign MajorMarketsSM Fund and International Stock Fund shareholders all of its investment company taxable income for all taxable years to and including the Closing Date and all of its net capital gains realized in all taxable years to and including the Closing Date. Although each Reorganization is intended to qualify as tax free for U.S. federal income tax purposes, any dividend paid by the Foreign MajorMarketsSM Fund or International Stock Fund may result in taxable income to each Fund's respective shareholders.


     THE SALE OF SECURITIES BY THE FOREIGN MAJORMARKETSSM FUND AND INTERNATIONAL STOCK FUND BEFORE EACH REORGANIZATION COULD RESULT IN A TAXABLE CAPITAL GAINS DISTRIBUTION BEFORE THAT REORGANIZATION. THE FOREIGN MAJORMARKETSSM FUND AND INTERNATIONAL STOCK FUND DO NOT EXPECT TO EXPERIENCE SIGNIFICANT SALES OF SECURITIES AS A RESULT OF EACH REORGANIZATION. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE POTENTIAL TAX CONSEQUENCES OF EACH REORGANIZATION TO THEM, INCLUDING FOREIGN, STATE, AND LOCAL TAX CONSEQUENCES.


CAPITALIZATION

     The following table sets forth as of November 30, 2002: (i) the unaudited capitalization of the Investor Class shares of the Foreign MajorMarketsSM Fund, International Stock Fund, and Overseas Fund, (ii) the unaudited PRO FORMA combined capitalization of the Investor Class shares of the Overseas Fund assuming each Reorganization has taken place, and (iii) unaudited PRO FORMA combined capitalization of the Investor Class shares of the Overseas Fund assuming both Reorganizations have taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                            NET ASSET VALUE

FUND                                                  NET ASSETS               PER SHARE             SHARES OUTSTANDING
-----                                                 ----------               ---------             ------------------
Foreign MajorMarketsSM Fund                          $2,678,004.50              $6.26                    427,502.621
International Stock Fund                             47,289,813.34               7.41                  6,385,933.733
Overseas Fund                                        84,012,961.18               8.81                  9,532,369.944
PRO FORMA -Overseas Fund(1), (2)                     86,667,025.68               8.81                  9,834,229.706
PRO FORMA -Overseas Fund(1), (3)                    131,254,894.52               8.81                 14,895,281.787
PRO FORMA -Overseas Fund(1), (4)                    133,914,279.02               8.81                 15,197,141.549


(1) ADJUSTMENTS REFLECT ONE-TIME PROXY, ACCOUNTING, LEGAL, AND OTHER COSTS OF THE REORGANIZATION ESTIMATED TO BE $18,620, $42,560, AND $5,320 TO BE BORNE BY THE FOREIGN MAJORMARKETSSM FUND, INTERNATIONAL STOCK FUND, AND OVERSEAS FUND, RESPECTIVELY.

(2) ASSUMING THE REORGANIZATION OF THE FOREIGN MAJORMARKETSSM FUND INTO THE OVERSEAS FUND.
(3) ASSUMING THE REORGANIZATION OF THE INTERNATIONAL STOCK FUND INTO THE OVERSEAS FUND.
(4) ASSUMING THE REORGANIZATION OF BOTH THE FOREIGN MAJORMARKETSSM FUND AND INTERNATIONAL STOCK FUND INTO THE OVERSEAS FUND.

                         REASONS FOR THE REORGANIZATIONS

     At a meeting held on November 8, 2002, the Board reviewed the proposed Reorganizations. The Board received detailed information, including materials describing each Reorganization in terms of net assets, current and pro forma expenses, performance, and comparative investment objectives, policies, and restrictions.

     After  consideration,  the  Board  approved  submission  of  each  proposed
Reorganization to shareholders, concluding that participation in each Reorganization is in the best interests of the Funds and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganizations. In particular, the Board reached the following conclusions:

     THE TERMS AND CONDITIONS OF THE REORGANIZATIONS. The Board approved the terms of the Reorganization Plan, and in particular, the requirement that the transfer of assets in exchange for shares of the Overseas Fund will be at NAV. In this regard, the Board concluded that the terms of each Reorganization do not involve overreaching on the part of any person concerned and that the conditions and policies of Rule 17a-8 under the 1940 Act will be followed. The Board also noted that each Reorganization would be submitted to the Foreign MajorMarketsSM Fund and International Stock Fund's shareholders, respectively, for approval.

     EXPENSE RATIOS. The Board reviewed information regarding comparative expense ratios (expense ratios are set forth in the "Fees and Expenses" section above). The Board noted the Overseas Fund was subject to a 2.00% expense cap through May 1, 2004.

     THE COMPARATIVE PERFORMANCE RECORDS. The Board reviewed detailed comparative performance information, taking into account performance over both the short term and for the life of the Funds. (For information about the performance record of the Overseas Fund, see Exhibit B - Management's Discussion of Fund Performance.)

     COMPATIBILITY OF INVESTMENT OBJECTIVES, POLICIES, AND RESTRICTIONS. The Board concluded that the investment objectives, policies, and restrictions of the Funds are substantially similar.

     ASSUMPTION OF LIABILITIES. The Board took note of the fact that, under the Reorganization Plan, the Overseas Fund expects to acquire all of the liabilities of the Foreign MajorMarketsSM Fund and International Stock Fund, other than those (if any) for which specific reserves have been set aside.

     TAX CONSEQUENCES. The Board concluded that each Reorganization is expected to be free from federal income taxes.

     SHAREHOLDER LIABILITIES AND RIGHTS. The Board concluded that there would be no substantial change in potential shareholder liability or in shareholder rights.

     SERVICE FEATURES. The Board noted that there would be no change in the services available to the shareholders of the Foreign MajorMarketsSM Fund and International Stock Fund as a result of the Reorganizations.

     The Board also considered alternatives to the Reorganizations and concluded that, considering these alternatives, the Reorganizations were the course of action that is in the best interests of the Foreign MajorMarketsSM and International Stock Funds' shareholders. In summary, the Board concluded that the Foreign MajorMarketsSM and International Stock Funds' shareholders would benefit from the generally similar net expenses, an extended expense cap, larger asset base, and anticipated economies of scale that are expected to result from the Reorganizations. BASED ON THIS INFORMATION, THE BOARD RECOMMENDS THAT THE SHAREHOLDERS OF EACH OF THE FOREIGN MAJORMARKETSSM FUND AND INTERNATIONAL STOCK FUND VOTE "FOR" THE RESPECTIVE REORGANIZATION.

                               SHAREHOLDER RIGHTS

GENERAL

     The Corporation was organized as a Wisconsin corporation on December 28, 1990. The Corporation is governed by its Articles of Incorporation and Bylaws, as each may be supplemented or amended from time to time. The Corporation is also governed by applicable Wisconsin law, and in particular the WBCL.

SHARES

     The Corporation is authorized to issue an unlimited number of shares of common stock, with a par value of $0.00001, from an unlimited number of classes and series of shares. The shares of the Corporation have no preemptive, conversion, or subscription rights.

VOTING RIGHTS

     On any matter submitted to a vote of shareholders, all shares entitled to vote are voted on by individual series or class, except that: (i) when so required by the 1940 Act, shares are voted in the aggregate and not by individual series or class; and (ii) when the matter only affects the interest of one or more series or class, then only shareholders of such series or class are entitled to vote.

SHAREHOLDER MEETINGS

     An annual meeting of shareholders for the election of Directors and the transaction of such other business as may properly come before the meeting will be held, if necessary, in April of each year or at such other time and date as the Board selects. The Corporation is not required to hold an annual meeting of its shareholders in any year in which none of the following is required to be acted upon by shareholders under the 1940 Act: (i) election of Directors; (ii) approval of the Corporation's investment advisory contract; (iii) ratification of the selection of the Corporation's independent public accountants; or (iv) approval of the Corporation's distribution agreement. Special meetings of shareholders of a Fund or class of shareholders may be called at any time by the Board, Chairman of the Board, Vice Chairman, or President and will be held at such time and place as may be stated in the notice of the meeting. A special meeting of shareholders may also be called on the written request of shareholders owning at least one-tenth of the outstanding shares entitled to vote.

ELECTION AND TERM OF DIRECTORS

     If necessary, Directors are elected at the annual meeting of shareholders or a special meeting held for that purpose. If no annual meeting of the shareholders of the Corporation is required to be held in a particular year pursuant to the Bylaws, Directors will be elected at the next annual meeting held. Each Director shall hold office until his or her successor has been duly elected and, if necessary, qualified, or until his or her death, removal, or resignation. Any Director may be removed, with or without cause, only at a meeting called for the purpose of removing the Director, if the votes cast in favor of the action exceed the votes cast in opposition of the action.

SHAREHOLDER LIABILITY

     Under the WBCL, shareholders of a Wisconsin corporation are personally liable up to an amount equal to the par value of shares owned by them (and to the consideration for which shares without par value were issued) for debts owing to employees of the corporation for services performed for such corporation, but not exceeding six months service in any one case. The liability imposed by the predecessor to this statute was interpreted in a trial court decision to extend to the original issue price for shares, rather than the stated par value. However, the Corporation does not have any paid employees.

DIRECTOR LIABILITY

     To the fullest extent permitted by the WBCL and the 1940 Act, no Director or officer of either Corporation shall be liable to the Corporation or to its shareholders for money damages provided that such Director or officer is performing his or her duties in accordance with the standards of Wisconsin law. In addition, the Corporation shall indemnify each Director or officer of the Corporation to the fullest extent permitted by the WBCL and the 1940 Act and may supplement the indemnification of Directors and officers through the purchase of insurance, by contract, or by the advancement of related expenses. The Corporation, on behalf of the Funds, and each Independent Director have entered into an indemnification agreement, which generally provides that each Fund shall, with certain exceptions, indemnify each Independent Director against all liability and expenses reasonably incurred or paid by the Independent Director in connection with any proceeding in which the Independent Director is involved by virtue of being a Director of the Fund.

     The foregoing is only a summary of certain rights of shareholders of the Corporation under its Articles of Incorporation, Bylaws, and state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

             MORE INFORMATION ABOUT THE FOREIGN MAJORMARKETSSM FUND,
                   INTERNATIONAL STOCK FUND, AND OVERSEAS FUND

     Information about the historical performance and portfolio managers of the Overseas Fund is contained in Exhibits B and C. Information concerning the operation and management of the Overseas Fund is also included in the current prospectus relating to the Overseas Fund, as it may be amended and/or supplemented. Additional information about the Overseas Fund is included in the Investor Class prospectus and statement of additional information for the Overseas Fund dated May 1, 2002 and August 30, 2002, respectively, which are available upon request and without charge by writing to the Strong Funds at P.O. Box 2936, Milwaukee, Wisconsin 53201, or by calling 1-800-368-3863. The current prospectus and Statement of Additional Information, as they may have been amended and/or supplemented, have been filed with the SEC.

     Information about the Foreign MajorMarketsSM Fund and International Stock Fund is included in the current prospectus dated May 1, 2002, as it may be amended and/or supplemented, which is incorporated by reference into this Proxy Statement/Prospectus. Additional information is included in the statement of additional information of the Foreign MajorMarketsSM Fund and International Stock Fund dated August 30, 2002, which is available upon request and without charge by writing to the Strong Funds at P.O. Box 2936, Milwaukee, Wisconsin 53201, or by calling 1-800-368-3863. The current prospectus and statement of additional information, as they may have been amended and/or supplemented, have been filed with the SEC.

     The Foreign MajorMarketsSM Fund, International Stock Fund, and Overseas Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and, in accordance with those Acts, file reports and other information, including proxy material and charter documents, with the SEC. These items may be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and the SEC's regional offices in New York at 233 Broadway, New York, New York 10279 and in Chicago at Citicorp Center, Suite 1400, 500 West Madison Street, Chicago, Illinois 60661. Copies of such materials can also be obtained by mail from the Public Reference Section, SEC, Washington, D.C. 20549 at prescribed rates. The SEC maintains a web site at http://www.sec.gov that contains reports and other information about the Funds.

FINANCIAL HIGHLIGHTS

     The fiscal year end of the Foreign MajorMarketsSM Fund, International Stock Fund, and Overseas Fund is December 31.

     The financial highlights of the Investor Class shares of the Overseas Fund that are contained in Exhibit C, except for the semiannual period ended June 30, 2002, have been audited by PricewaterhouseCoopers LLP, its independent accountants. PRO FORMA financial statements for the Investor Class of the Overseas Fund reflecting the Investor Class shares of the Overseas Fund after the Reorganization with the International Stock Fund are included in the statement of additional information relating to this transaction, which is incorporated by reference into this Proxy Statement/Prospectus.

     The financial highlights of the Foreign MajorMarketsSM Fund and International Stock Fund are contained in the Strong International Funds' prospectus dated May 1, 2002, and have been audited by PricewaterhouseCoopers LLP, its independent accountants. That prospectus, including the financial highlights, is incorporated by reference into this Proxy Statement/Prospectus.

                        THE BOARD UNANIMOUSLY RECOMMENDS
                    THAT YOU VOTE "FOR" EACH REORGANIZATION.

                                 VOTING MATTERS

GENERAL INFORMATION


     This Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board in connection with the Meeting. It is expected that the solicitation of proxies will be primarily by mail. The solicitation may also include e-mail, telephone, facsimile, Internet, telegraph, or oral communications by certain employees of SCM or an affiliate, who will not be paid for these services, and/or D.F. King & Co., a professional proxy solicitor retained by the Corporation on behalf of the Funds for an estimated fee, including out of pocket expenses, of $15,000 for the International Stock Fund and $4,500 for the Foreign MajorMarketsSM Fund. In general, the Foreign MajorMarketsSM Fund and International Stock Fund will pay their respective costs of the Meeting, the costs of the solicitation of proxies (I.E., votes), and the fees of D.F. King & Co. The Foreign MajorMarketsSM Fund and International Stock Fund will also reimburse brokers and other nominees for their reasonable expenses in communicating with the person(s) for whom they hold shares of the Foreign MajorMarketsSM Fund and International Stock Fund.


VOTING RIGHTS AND REQUIRED VOTE

     Shareholders of the Foreign MajorMarketsSM Fund and International Stock Fund on the record date are entitled to one vote for each full share held and a fractional vote for each fractional share held. A majority of the shares of each of the Foreign MajorMarketsSM Fund and International Stock Fund entitled to vote, present in person or by proxy, constitutes a quorum for that respective Fund. Approval of each Reorganization requires that the votes cast in favor of each Reorganization exceed the votes cast against each Reorganization. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Secretary of the Corporation a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

     Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or if no specification is made, the shares will be voted "FOR" the approval of each Reorganization. It is not anticipated that any matters other than the approval of the Reorganizations will be brought before the Meeting. Should other business properly be brought before the Meeting, it is intended that the accompanying proxies will be voted in accordance with the judgment of the persons named as such proxies. For the purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as shares that are present but which have not been voted. For this reason, abstentions will have no effect on the determination of whether each Reorganization obtains the requisite approval.

     If sufficient votes in favor of the proposals set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the holders of a majority of shares present in person or by proxy at the meeting and entitled to vote at the Meeting, whether or not sufficient to constitute a quorum, may adjourn the meeting. Any business that might have been transacted at the meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present.

RECORD DATE AND OUTSTANDING SHARES

     Only shareholders of record of the Foreign MajorMarketsSM Fund and International Stock Fund at the close of the NYSE on December 20, 2002 ("Record Date") are entitled to notice of and to vote at the Meeting and at any postponement or adjournment thereof. At the close of the NYSE on the Record Date, there were _________ shares of the Foreign MajorMarketsSM Fund and _______ shares of the International Stock Fund outstanding and entitled to vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     As of the Record Date, [the officers and Directors of the Corporation as a group beneficially owned less than 1% of the outstanding shares of the Investor Class shares of each of the Foreign MajorMarketsSM Fund, International Stock Fund, and Overseas Fund, respectively.] As of the Record Date, to the best of the knowledge of the Foreign MajorMarketsSM Fund, International Stock Fund, and Overseas Fund, the following persons owned of record or beneficially 5% or more of the outstanding Investor Class shares of the Foreign MajorMarketsSM Fund, International Stock Fund, and Overseas Fund, respectively:

                                                                                   NUMBER OF SHARES(1)      PERCENTAGE
NAME AND ADDRESS OF OWNER                      FUND                                                          OWNERSHIP


(1) FULL SHARES OF THE FUND.

     [Any person owning more than 25% of the Fund's shares may be considered a "controlling person" of the Fund. Accordingly, a controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.]

EXPENSES


     In order to obtain the necessary quorum at the Meeting, a supplementary solicitation may be made by e-mail, mail, telephone, telegraph, Internet, or facsimile by D.F. King & Co., representatives of the Corporation, or SCM and/or their affiliates at an estimated cost of approximately $2,500 for the International Stock Fund and $500 for the Foreign MajorMarketsSM Fund. All costs of solicitation (including the printing and mailing of this proxy statement, meeting notice and form of proxy, as well as any supplementary solicitations) will be paid by the Foreign MajorMarketsSM Fund and International Stock Fund, except the costs of SCM's or its affiliate's employees, which will be borne by SFC or its affiliate. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in sending soliciting material to their principals.


                                 OTHER BUSINESS

     The Board knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                              SHAREHOLDER INQUIRIES

     Shareholder inquiries about the Foreign MajorMarketsSM Fund, International Stock Fund, and Overseas Fund may be addressed to the Strong Funds in writing at P.O. Box 2936, Milwaukee, Wisconsin 53201 or by calling 1-800-368-3863.

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, WE ENCOURAGE YOU TO VOTE BY PROXY. YOU CAN VOTE BY PROXY BY COMPLETING, DATING, SIGNING, AND RETURNING THE ACCOMPANYING PROXY CARD USING THE ENCLOSED POSTAGE PREPAID ENVELOPE, BY CALLING OUR TOLL-FREE TELEPHONE NUMBER, OR BY VISITING OUR WEB SITE IN ACCORDANCE WITH THE ENCLOSED VOTING INSTRUCTIONS.


                                        By Order of the Board of Directors,



                                        Richard W. Smirl
                                        Vice President and Secretary
                                        Strong International Equity Funds, Inc.


Menomonee Falls, WI
January 9, 2003

                                    EXHIBIT A

                             PLAN OF REORGANIZATION


     THIS PLAN OF REORGANIZATION is dated as of December 11, 2002 ("Plan"), and has been adopted by the Board of Directors ("Board") of Strong International Equity Funds, Inc., a Wisconsin corporation ("Corporation") to provide for the reorganization of each of the Strong Foreign MajorMarketsSM Fund and Strong International Stock Fund (individually "Selling Fund" and collectively "Selling Funds") into the Strong Overseas Fund ("Acquiring Fund"). The Selling Funds and the Acquiring Fund are sometimes referred to collectively, as the "Funds" and individually, as a "Fund."


                             PRELIMINARY STATEMENTS

     A. The Selling Funds and the Acquiring Fund are each series of the Corporation, which is an open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act").

     B. The Board has determined that the Reorganization (as defined below) is in the best interests of each Fund and that the interests of the existing shareholders of each Fund would not be diluted as a result of the Reorganization.

     C. This Plan is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended ("Code").

                                   PROVISIONS

     1.  PLAN OF  REORGANIZATION.  As of the  Effective  Time (as  that  term is defined in Section 5), each of the Selling Funds will assign, deliver, and otherwise transfer all of its assets and good and marketable title to the assets, free and clear of all liens, encumbrances and adverse claims except as provided in this Plan, and assign all liabilities, other than those (if any) for which specific reserves have been set aside, to the Acquiring Fund. The Acquiring Fund shall acquire these assets and shall assume these liabilities in exchange for the issuance of Investor Class shares (both full and fractional) of the Acquiring Fund to the shareholders of the Selling Funds, equivalent in value to the shares of the Selling Funds outstanding immediately prior to the Effective Time. The transactions as they relate to each of the reorganization of the Strong Foreign MajorMarketsSM Fund into the Overseas Fund and the reorganization of the International Stock Fund into the Overseas Fund are collectively referred to as the "Reorganization." However, if the Reorganization is not approved with respect one of the Selling Funds or if the Board or an authorized Fund officer deems it advisable not to complete the reorganization with respect to one of the Selling Funds, the Reorganization of the other Selling Fund may still be completed under this Plan.

     The Investor Class shares of the Acquiring Fund that are issued in exchange for the assets of the Selling Funds are referred to as the "Acquiring Fund Shares," and the shares of the Selling Funds that are held by the holders of such shares as of the Effective Time are referred to as the "Selling Funds Shares." These assets and liabilities shall be exclusively assigned to and assumed by the Acquiring Fund. All assigned debts, liabilities, obligations and duties of the Selling Funds, to the extent that they exist at or after the Effective Time, shall after the Effective Time, attach to the Acquiring Fund and may be enforced against the Acquiring Fund to the same extent as if the same had been incurred by the Acquiring Fund. If either of the Selling Funds is unable to make delivery of any of its portfolio securities pursuant to this Section to the Acquiring Fund because any of such securities purchased by either of the Selling Funds have not yet been delivered to it by the Selling Funds' broker or brokers, then, in lieu of such delivery, each of the Selling Funds shall deliver to the Acquiring Fund, with respect to these securities, executed copies of an agreement of assignment and due bills executed on behalf of the broker or brokers, together with any other documents as may be required by the Acquiring Fund, including brokers' confirmation slips.

     2. TRANSFER OF ASSETS. The assets of the Selling Funds to be acquired by the Acquiring Fund shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), goodwill, and intangible property, and deferred or prepaid expenses, as well as any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Selling Funds, and other property owned by the Selling Funds as of the Effective Time.

     3. LIQUIDATION OF THE SELLING FUNDS. As of the Effective Time, the Selling Funds will liquidate. Each shareholder of each of the Selling Funds shall also have the right to receive any dividends or other distributions that were declared prior to the Effective Time, but unpaid at that time, with respect to the Selling Funds Shares that are held by such Selling Funds' shareholders as of the Effective Time. Contemporaneous with the liquidation of the Selling Funds, each shareholder of the Selling Funds will be issued a number of Acquiring Fund Shares equal in value to the Selling Funds Shares held by that shareholder. This liquidation will be accompanied by the establishment of an open account on the share records of the Acquiring Fund in the name of each shareholder of record of the Selling Funds and representing the respective number of Acquiring Fund Shares due that shareholder. An amendment to the Articles of Incorporation of the Corporation in a form not materially different from that attached as Annex 1 to this Plan ("Articles Amendment") shall be filed to eliminate the Acquired Fund.

     4. CONDITIONS OF THE REORGANIZATION. Consummation of this Plan is subject to the following conditions:

     (a) SHARES TO BE ISSUED UPON REORGANIZATION. The Acquiring Fund Shares to be issued in connection with the Reorganization (i) have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid, and non-assessable, except to the extent provided in Section 180.0622(2)(b) of the Wisconsin Statutes and (ii) will be duly registered in conformity with applicable federal and state securities laws, and (iii) no shareholder of the Acquiring Fund shall have any option, warrant, or preemptive right of subscription or purchase with respect to the Acquiring Fund's Shares.

     (b) MARKETABLE TITLE TO ASSETS. The Selling Funds will have, as of the Effective Time, good and marketable title to, and full right, power and authority to sell, assign, transfer, and deliver, the assets to be transferred to the Acquiring Fund. Upon delivery and payment for these assets, the Acquiring Fund will have good and marketable title to the assets without restriction on the transfer of the assets free and clear of all liens, encumbrances, and adverse claims.

     (c) TAXES. As of the Effective Time, all federal and other tax returns and reports of each Fund required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment of them, and to the best of the Corporation's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of those returns.

     (d) OPINION OF COUNSEL. The Corporation shall have received an opinion of counsel based upon customary representations and assumptions, in form reasonably satisfactory to the Corporation and dated as of the Effective Time, to the effect that:

     (1) the shares of the Acquiring Fund issued and outstanding as of the Effective Time are duly authorized and validly issued, fully paid, and non-assessable, except to the extent provided in Section 180.0622(2)(b) of the Wisconsin Statutes, including judicial interpretations thereof and any successor statute;

     (2) the Acquiring Fund Shares to be issued to the Selling Funds, as provided for by this Plan, are duly authorized and upon delivery pursuant to the terms of this Plan, will be validly issued, fully paid, and non-assessable, except to the extent provided in Section 180.0622(2)(b) of the Wisconsin Statutes or any successor statute, and no shareholder of the Acquiring Fund has any option, warrant, or preemptive right to subscription or purchase in respect thereof based on a review of the Corporation's Amended and Restated Articles of Incorporation and By-laws and otherwise to such counsel's knowledge;

     (3) the Selling Funds Shares issued and outstanding as of the Effective Time are duly authorized and validly issued, fully paid, and non-assessable by the Selling Funds, except to the extent provided in
          Section 180.0622(2)(b) of the Wisconsin Statutes, including judicial interpretations thereof and any successor statute;

     (4) the Board has duly authorized the Acquiring Fund and Selling Funds, each as a class of common stock of the Corporation, pursuant to the terms of the Amended and Restated Articles of Incorporation of the Corporation;

     (5) the consummation of the transactions contemplated by this Plan will not violate the Amended and Restated Articles of Incorporation or Bylaws of the Corporation or any material agreement known to such counsel to which the Corporation, on behalf of either the Acquiring Fund or Selling Funds, is a party or by which it is bound;

     (6) to the knowledge of such counsel no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Corporation of the transactions contemplated by this Plan, except such as have been obtained under the Securities Act of 1933 ("1933 Act"), state securities laws, the 1940 Act, the rules and regulations under those statutes and such as may be required under state securities laws, rules, and regulations; and

     (7)  the  Acquiring  Fund and the Selling  Funds are each  registered  as a series of an investment company under the 1940 Act and such registration with the Securities and Exchange Commission ("SEC") as an investment company or series thereof under the 1940 Act is in full force and effect.

     Such opinion: (a) shall state that while such counsel have not verified, and are not passing upon and do not assume responsibility for, the accuracy, completeness, or fairness of any portion of the Form N-14 Registration Statement relating to the Reorganization or any amendment thereof or supplement thereto, they have generally reviewed and discussed certain information included therein with respect to the Selling Funds with certain officers of the Corporation and that in the course of such review and discussion no facts came to the attention of such counsel which caused them to believe that, on the respective effective or clearance dates of the Form N-14 Registration Statement, and any amendment thereof or supplement thereto, the Form N-14 Registration Statement or any amendment thereof or supplement thereto, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; (b) shall state that such counsel does not express any opinion or belief as to the financial statements, other financial data, statistical data, or any information relating to the Selling Funds contained or incorporated by reference in the Form N-14 Registration Statement; and (c) shall state that such opinion is solely for the benefit of the Corporation and its Board and officers.

     In giving such opinion, counsel may rely upon officers' certificates and certificates of public officials.

     (e) The Corporation shall have received on or before the Effective Time an opinion of counsel satisfactory to the Corporation, based upon customary representations and assumptions, substantially to the effect that the Reorganization, as a tax-free reorganization within the meaning of Section 368(a)(1) of the Code, will have the following federal income tax consequences for Selling Funds shareholders, the Selling Funds, and the Acquiring Fund:

     (1) No gain or loss will be recognized by the Selling Funds upon the transfer of its assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Selling Funds' liabilities;

     (2) No gain or loss will be recognized by the Acquiring Fund on its receipt of the Selling Funds' assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Selling Funds' liabilities;

     (3) The basis of the Selling Funds' assets in the Acquiring Fund's hands will be the same as the basis of those assets in the Selling Funds' hands immediately before the Reorganization;

     (4) The Acquiring Fund's holding period for the assets transferred to the Acquiring Fund by the Selling Funds will include the holding period of those assets in the Selling Funds' hands immediately before the Reorganization;

     (5) No gain or loss will be recognized by the Selling Funds on the issuance of Acquiring Fund Shares to the Selling Funds' shareholders in exchange for Selling Funds Shares;

     (6) No gain or loss will be recognized by the Selling Funds' shareholders as a result of the Selling Funds' distribution of Acquiring Fund Shares to the Selling Funds' shareholders in exchange for the Selling Funds' shareholders' Selling Funds Shares;

     (7) The basis of the Acquiring Fund Shares received by the Selling Funds' shareholders will be the same as the basis of that Selling Funds' shareholders' Selling Funds Shares surrendered in exchange therefor; and

     (8)  The  holding  period of the  Acquiring  Fund  Shares  received  by the
          Selling   Funds'   shareholders   will  include  the  Selling   Funds'
          shareholders' holding period for the Selling Funds' shareholders' Selling Funds Shares surrendered in exchange for the Acquiring Fund Shares, provided that the Selling Funds Shares were held as capital assets on the date of the Reorganization.

     (f) This Plan, including the Articles Amendment, and the Reorganization contemplated by this Plan shall have been approved, at a special meeting, by the shareholders of each of the Selling Funds in a manner consistent with the requirements under the Wisconsin Statutes.

     (g) The Board, at a meeting duly called for such purpose, shall have authorized the issuance by the Acquiring Fund of Acquiring Fund Shares as of the Effective Time in exchange for the assets of the Selling Funds pursuant to the terms and provisions of this Plan.

     (h) The Corporation will not take any action or cause any action to be taken that is inconsistent with the treatment of the Reorganization as a reorganization within the meaning of Section 368(a) of the Code or results in the failure of the transaction to qualify as a reorganization with the meaning of Section 368(a) of the Code. At or prior to the Effective Time, the Corporation will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to deliver the tax opinion contemplated in this Plan.

     5. EFFECTIVE TIME OF THE REORGANIZATION. The exchange of the Selling Funds' assets for corresponding Acquiring Fund Shares shall be as of the close of market on March 28, 2003, or at such other time and date as fixed by the Board or any duly authorized officer of the Corporation ("Effective Time").

     6. TERMINATION. This Plan and the transactions contemplated by this Plan may be terminated and abandoned by resolution of the Board, or at the discretion of any duly authorized officer of the Corporation, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board or officer, make proceeding with the Plan inadvisable. In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Fund, the Selling Funds, or the Corporation, or the Corporation's Board or officers.

     7.  AMENDMENT  AND  WAIVER.  This  Plan  may  be  amended,   modified,   or
supplemented at any time (to the fullest extent permitted by law) upon authorization by the Board, with or without shareholder approval; PROVIDED, THAT no amendment may have the effect of changing the provisions for determining the number or value of Acquiring Fund Shares to be paid to the Selling Funds' shareholders under this Plan to the detriment of the Selling Funds' shareholders or otherwise materially change the annexed amendment to the Articles of Incorporation of the Corporation without further shareholder approval. The Board or any duly authorized officer of the Corporation, may waive any condition to the consummation of this Plan if, in its or such officer's judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquiring Fund or the Selling Funds.

     8. FEES AND EXPENSES. Each Fund shall be solely liable for its own expenses incurred in connection with entering into and carrying out the transactions contemplated by this Plan, whether or not the transactions contemplated hereby are consummated.

     9. GOVERNING LAW. This Plan shall be governed and construed in accordance with the laws of the State of Wisconsin.

                        ANNEX 1 TO PLAN OF REORGANIZATION

    TO BE EFFECTIVE UPON FILING WITH THE DEPARTMENT OF FINANCIAL INSTITUTIONS

                     AMENDMENT TO ARTICLES OF INCORPORATION

                                       OF

                     STRONG INTERNATIONAL EQUITY FUNDS, INC.

     The undersigned Vice President and Secretary of Strong International Equity Funds, Inc. ("Corporation"), hereby certifies that, in accordance with Section
180.1003 of the Wisconsin Statutes, the following Amendment was duly adopted by the Board of Directors of the Corporation on November 8, 2002 and subsequently approved by the shareholders of the classes designated as the Strong Foreign MajorMarketsSM Fund and Strong International Stock Fund, each voting as a separate group, at a meeting held on February 28, 2003 in order to terminate the class designated as the Strong Foreign MajorMarketsSM Fund and Strong International Stock Fund in connection with a reorganization effected pursuant to a Plan of Reorganization ("Plan").

     "1. Paragraph A of Article IV is hereby amended by deleting Paragraph A thereof and inserting the following as a new paragraph:

          `A. The Corporation shall have the authority to issue an indefinite number of shares of Common Stock with a par value of $.00001 per share. Subject to the following paragraph the authorized shares are classified as follows:

     CLASS                                          SERIES                    AUTHORIZED NUMBER OF SHARES

     Strong Advisor International Core Fund         Class A                          Indefinite
                                                    Class B                          Indefinite
                                                    Class C                          Indefinite
     Strong Overseas Fund                           Investor                         Indefinite
                                                    Institutional                    Indefinite'"

     2. Article IV is hereby amended by adding a new paragraph, labeled Paragraph J, and inserting the following language:

          "J. As of the Effective Time, as defined in the Plan of Reorganization for the reorganization of each of the Strong Foreign MajorMarketsSM Fund and the Strong International Stock Fund into the Overseas Fund ("Plan"), each outstanding share of Common Stock of the Strong Foreign MajorMarketsSM Fund and Strong International Stock Fund shall be exchanged for Acquiring Fund Shares (as defined in the Plan) in accordance with the terms of the Plan. Certificates representing shares of the Strong Foreign MajorMarketsSM Fund and Strong International Stock Fund shall be surrendered at the time and in the manner set forth in the Plan. Any such certificates that remain outstanding after the Effective Time shall be deemed to be automatically canceled, and shares represented by such certificates shall be restored to the status of authorized but unissued shares and shall be automatically exchanged as noted above."

     Executed in duplicate this ____ day of _______, 2003.


                                         STRONG INTERNATIONAL EQUITY FUNDS, INC.


This instrument was drafted by

Kerry A. Jung
Strong Financial Corporation             Richard W. Smirl
100 Heritage Reserve                     Vice President and Secretary
Menomonee Falls, Wisconsin 53051

                                    EXHIBIT B

                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     The following are excerpts from the Annual and Semiannual Reports of the Strong Foreign MajorMarketsSM Fund, International Stock Fund, and Strong Overseas Fund for the fiscal periods ended December 31, 2001 and June 30, 2002, respectively.

STRONG FOREIGN MAJORMARKETSSM FUND

                    Growth of an Assumed $10,000 Investment+
                             From 6-30-98 to 6-30-02

               The Strong Foreign
                 MajorMarkets/SM/          MSCI             Lipper International
                       Fund                EAFE*                Funds Index*
Jun 98               $10,000              $10,000                 $10,000
Sep 98               $ 8,470              $ 8,579                 $ 8,422
Dec 98               $ 9,980              $10,351                 $ 9,728
Mar 99               $ 9,900              $10,495                 $ 9,853
Jun 99               $11,060              $10,762                 $10,400
Sep 99               $11,260              $11,234                 $10,750
Dec 99               $14,211              $13,142                 $13,409
Mar 00               $14,384              $13,128                 $13,491
Jun 00               $13,021              $12,608                 $12,857
Sep 00               $11,399              $11,591                 $11,914
Dec 00               $10,577              $11,280                 $11,435
Mar 01               $ 9,171              $ 9,734                 $ 9,943
Jun 01               $ 9,258              $ 9,632                 $10,002
Sep 01               $ 7,971              $ 8,284                 $ 8,506
Dec 01               $ 8,467              $ 8,861                 $ 9,225
Mar 02               $ 8,207              $ 8,906                 $ 9,451
Jun 02               $ 8,022              $ 8,718                 $ 9,273

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE") and the Lipper International Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. *The MSCI EAFE is an unmanaged index generally representative of major overseas stock markets. MSCI EAFE data is U.S.-dollar-adjusted. The Lipper International Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the MSCI EAFE index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS

                           As of 12-31-01            As of 6-30-02

1-Year                      -19.94%                   -13.35%
3-Year                       -5.33%                   -10.15%
Since Fund Inception         -4.64%                    -5.36%
(6-30-98)

EQUITY FUNDS ARE VOLATILE INVESTMENTS AND SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS.
FROM TIME TO TIME, THE FUND'S ADVISOR HAS WAIVED ITS MANAGEMENT FEE AND/OR ABSORBED FUND EXPENSES, WHICH HAS RESULTED IN HIGHER RETURNS.
AN INVESTMENT IN THIS FUND ENTAILS THE SPECIAL RISKS OF INTERNATIONAL INVESTING, INCLUDING CURRENCY EXCHANGE FLUCTUATION, GOVERNMENT REGULATIONS, AND THE POTENTIAL FOR POLITICAL AND ECONOMIC INSTABILITY. THE FUND'S SHARE PRICE IS EXPECTED TO BE MORE VOLATILE THAN THAT OF A U.S.-ONLY FUND. THESE RISKS ARE GENERALLY INTENSIFIED FOR INVESTMENTS IN EMERGING MARKETS.

Q: HOW DID THE FUND PERFORM?

A: The Fund was able to outperform its benchmark, the MSCI EAFE Index, for the year, largely because of the conservative positioning we adopted in the spring. For global investors, 2001 proved one of the worst years in over two decades. A global economic slowdown took hold and stock markets weakened--and both conditions were made worse by the tragic events of September 11. In particular, the terrorist attacks on the United States had a tremendous influence on the world's financial markets, economies, and people. All major, world-equity markets declined in value for the year in U.S.-dollar terms. A strong fourth quarter did, however, help to end the difficult period on a positive note.

Q: WHAT MARKET CONDITIONS, EVENTS, AND OTHER FACTORS IMPACTED YOUR FUND'S PERFORMANCE?

A: Going into September, the dominant force in the market was the struggling global economy. Recessions in Japan and the U.S. had already begun, and Europe's largest economy, Germany, was showing recession-like conditions. The result was a collapse in the outlook for corporate profits around the world. Interest rate cuts were substantial in the U.S. and the U.K., but did little to stimulate those nations' economies. The European central bank was reluctant to lower interest rates aggressively, concerned about the inflationary impact of the weak euro. Markets reeled worldwide in the wake of the September attacks. The immediate impact on global commerce, travel, and finance further dampened the outlook for corporate earnings, consumer spending, and government budgets. To help compensate, the world's central banks launched a coordinated effort to counter the negative economic effects by cutting interest rate targets. The resulting flood of liquidity helped to fuel a fourth-quarter rally in most of the world's equity markets. Japan was a notable exception. Currency conditions also hurt returns over the year, as such key currencies as the euro, yen, and British pound lost value against the dollar. On a better note, both the euro and pound showed signs of resilience in the second half of the year.

Q: WHAT INVESTMENT STRATEGIES AND TECHNIQUES IMPACTED YOUR FUND'S PERFORMANCE?

A: When we assumed management of the Fund in the spring of 2001, we repositioned it as a core international portfolio concentrating on the world's developed stock markets. We therefore eliminated our exposure to emerging markets. We also reduced large positions in Hong Kong and Switzerland, while adding to our holdings in Japan and Germany. Japan did remain underweighted relative to benchmark levels, however, as the country's continued economic slump exposed weaknesses in new Prime Minister Junichiro Koizumi's reform proposals. Consumer staples stocks took a leading role in the portfolio, as we found their defensive quality particularly useful in current conditions. We also overweighted energy stocks. Oil prices fell as the weak global economy slowed demand, but these companies still offered strong cash flow. All global sectors experienced declines in the year, but these two sectors were among the better performers. Two sectors we underweighted, information technology and telecommunication services, were among the weakest-performing sectors for the year. We concerned ourselves primarily with valuation and risk in selecting stocks for the portfolio, seeking out companies that we believed could meet realistic earnings expectations and had reasonable valuations. Other characteristics we looked for included industry leadership, strong balance sheets, and low execution risk. Royal Bank of Scotland, Toyota Motor, Nestle, and Ryanair were among the companies we added to the Fund, while Nokia, British Telecom, Fast Retailing, and Li & Fung were sold off.

Q: WHAT IS YOUR FUTURE OUTLOOK?

A: We anticipate a muted global economic recovery in 2002. Overcapacity continues to exert a deflationary force, and spending from consumers and businesses appears likely to remain subdued. These conditions favor companies that retain some degree of pricing power and are able to cut costs and improve efficiency. We appreciate your investment in the Strong Foreign MajorMarketsSM Fund and thank you for your continued support.

STACEY HO
Portfolio Co-Manager
KATHERINE SCHAPIRO
Portfolio Co-Manager

STRONG INTERNATIONAL STOCK FUND

                    Growth of an Assumed $10,000 Investment+
                             From 3-4-92 to 6-30-02

            The Strong International                        Lipper International
                  Stock Fund              MSCI EAFE*            Funds Index*
  Feb 92             $10,000               $10,000               $10,000
  Dec 92             $ 9,819               $ 9,484               $ 9,495
  Dec 93             $14,508               $12,572               $13,215
  Dec 94             $14,282               $13,550               $13,118
  Dec 95             $15,399               $15,069               $14,433
  Dec 96             $16,660               $15,980               $16,515
  Dec 97             $14,294               $16,264               $17,712
  Dec 98             $13,287               $19,516               $19,955
  Dec 99             $25,600               $24,779               $27,504
  Dec 00             $16,223               $21,268               $23,456
  Dec 01             $12,583               $16,708               $18,922
  Jun 02             $11,948               $16,437               $19,020

+ THIS GRAPH, PROVIDED IN ACCORDANCE WITH SEC REGULATIONS, COMPARES A $10,000 INVESTMENT IN THE FUND MADE AT ITS INCEPTION, WITH THE PERFORMANCE OF THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, AND FAR EAST INDEX ("MSCI EAFE") AND THE LIPPER INTERNATIONAL FUNDS INDEX. RESULTS INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. PERFORMANCE IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. THE GRAPH AND THE AVERAGE ANNUAL TOTAL RETURNS TABLE DO NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TO EQUALIZE THE TIME PERIODS, THE INDEXES' PERFORMANCES WERE PRORATED FOR THE MONTH OF MARCH 1992.
*THE MSCI EAFE IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE MAJOR OVERSEAS STOCK MARKETS. MSCI EAFE DATA IS U.S.-DOLLAR-ADJUSTED. THE LIPPER INTERNATIONAL FUNDS INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF THE LARGEST QUALIFYING FUNDS IN THIS LIPPER CATEGORY. SOURCE OF THE MSCI EAFE INDEX DATA IS STANDARD & POOR'S MICROPAL. SOURCE OF THE LIPPER INDEX DATA IS LIPPER INC.

AVERAGE ANNUAL TOTAL RETURNS

                           As of 12-31-01            As of 6-30-02

  1-Year                      -22.44%                   -14.19%
  3-Year                       -1.80%                    -6.92%
  5-Year                       -5.46%                    -8.34%
10-Year                          -                        1.60%
Since Fund Inception            2.37%                     1.74%
(3-4-92)

EQUITY FUNDS ARE VOLATILE INVESTMENTS AND SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS.
FROM TIME TO TIME, THE FUND'S ADVISOR HAS WAIVED ITS MANAGEMENT FEE AND/OR ABSORBED FUND EXPENSES, WHICH HAS RESULTED IN HIGHER RETURNS.
AN INVESTMENT IN THIS FUND ENTAILS THE SPECIAL RISKS OF INTERNATIONAL INVESTING, INCLUDING CURRENCY EXCHANGE FLUCTUATION, GOVERNMENT REGULATIONS, AND THE POTENTIAL FOR POLITICAL AND ECONOMIC INSTABILITY. THE FUND'S SHARE PRICE IS EXPECTED TO BE MORE VOLATILE THAN THAT OF A U.S.-ONLY FUND. THESE RISKS ARE GENERALLY INTENSIFIED FOR INVESTMENTS IN EMERGING MARKETS.

Q: HOW DID YOUR FUND PERFORM?

A: The Fund performed in line with its benchmark, the MSCI EAFE Index, in 2001. The conservative positioning of the portfolio put into place in the spring quarter helped to moderate the impact of stock market declines around the world. For global investors, 2001 proved one of the worst years in over two decades. In particular, the terrorist attacks on the United States had a tremendous influence on the world's financial markets, economies and people, demonstrating how globalization affects business, investments, and even life itself. While a global economic slowdown was already well in place and stock markets were weak before the tragedy, the downward trends were accelerated by the September 11 events. All major world equity markets fell in the year, in U.S.-dollar terms. Nevertheless, a strong fourth quarter helped end the difficult period on a positive note.

Q: WHAT MARKET CONDITIONS, EVENTS, AND OTHER FACTORS IMPACTED YOUR FUND'S PERFORMANCE?

A: Going into September, the dominant force in the market was the struggling global economy. Recessions in Japan and the U.S. had already begun, and Europe's largest economy, Germany, was showing recession-like conditions. The result was a collapse in the outlook for corporate profits around the world. Interest rate cuts, while substantial in the U.S. and U.K., had little stimulating effect. The European Central Bank was reluctant to lower interest rates aggressively, concerned about the inflationary impact of the weak euro. The events of September 11 then sent markets reeling worldwide. The immediate impact on global commerce, travel, and finance further dampened the outlook for corporate earnings, consumer spending and government budgets. However, the world's central banks launched a coordinated effort to counter the negative economic effects by easing monetary conditions. The subsequent flood of liquidity helped fuel the fourth quarter rally in stocks in most of the world's stock markets. Japan was a notable exception. In addition, currency was a negative factor over the course of the year. Key currencies such as the euro, yen, and British pound fell in value relative to the dollar. However, both the euro and pound showed signs of stabilization and strength in the second half of the year. For U.S. investors in foreign markets, stable or stronger currencies relative to the dollar had a positive impact on returns.

Q: WHAT INVESTMENT STRATEGIES AND TECHNIQUES IMPACTED YOUR FUND'S PERFORMANCE?

A: In the spring of 2001, the new portfolio management team repositioned the Fund to create a core international portfolio with a more moderate risk profile. Large holdings in Hong Kong and Switzerland were reduced while positions in Japan and Germany were increased. Nevertheless, Japan remained underweighted relative to the MSCI EAFE benchmark index. As the economic woes deepened in the country, the holes in new Prime Minister Junichiro Koizumi's reform proposals grew more visible. On a sector bases, consumer staples were emphasized in the portfolio given the defensive nature of the business. Despite falling oil prices due to the weak global economy, energy stocks were also overweighted relative to the benchmark, MSCI EAFE, with attractive characteristics such as strong cash flow. While all global sectors experienced declines in the year, consumer staples and energy were among the better performing areas. The worst global sectors for performance included information technology and telecommunication services. Both were underweighted in the Fund compared to the Fund's broad-based benchmark. Issues of valuation and risk dominated stock selection. We focused on companies with the ability to meet "realistic" earnings expectations in the difficult economic environment and stocks with "reasonable" valuations. At the same time, we looked for shared characteristics such as industry leadership, strong balance sheets, and low execution risk. Royal Bank of Scotland, Toyota Motor, Nestle, and Ryanair were among those identified. Significant positions sold included Nokia, British Telecom, Fast Retailing, and Li & Fung.

Q: WHAT IS YOUR FUTURE OUTLOOK?

A: We anticipate a muted global economic recovery in 2002 due to continued deflationary pressures from over capacity and subdued consumer and corporate spending levels on a worldwide basis. Within the uncertain market environment, companies with relative pricing power and room to cut costs are favored.

We appreciate your investment in the Strong International Stock Fund and thank you for your continued support.

STACEY HO
Portfolio Co-Manager
KATHERINE SCHAPIRO
Portfolio Co-Manager

STRONG OVERSEAS FUND

                    Growth of an Assumed $10,000 Investment+
                             From 6-30-98 to 6-30-02

              The Strong                                    Lipper International
             Overseas Fund             MSCI EAFE*               Funds Index*
Jun 98          $10,000                 $10,000                   $10,000
Sep 98          $ 8,370                 $ 8,579                   $ 8,422
Dec 98          $10,460                 $10,351                   $ 9,728
Mar 99          $11,410                 $10,495                   $ 9,853
Jun 99          $12,240                 $10,762                   $10,400
Sep 99          $13,380                 $11,234                   $10,750
Dec 99          $20,530                 $13,142                   $13,409
Mar 00          $21,610                 $13,128                   $13,491
Jun 00          $19,040                 $12,608                   $12,857
Sep 00          $16,280                 $11,591                   $11,914
Dec 00          $13,660                 $11,280                   $11,435
Mar 01          $11,760                 $ 9,734                   $ 9,943
Jun 01          $11,980                 $ 9,632                   $10,002
Sep 01          $10,200                 $ 8,284                   $ 8,506
Dec 01          $11,044                 $ 8,861                   $ 9,225
Mar 02          $10,871                 $ 8,906                   $ 9,451
Jun 02          $10,485                 $ 8,718                   $ 9,273

+ THIS GRAPH, PROVIDED IN ACCORDANCE WITH SEC REGULATIONS, COMPARES A $10,000 INVESTMENT IN THE FUND, MADE AT ITS INCEPTION, WITH THE PERFORMANCE OF THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, AND FAR EAST INDEX ("MSCI EAFE") AND THE LIPPER INTERNATIONAL FUNDS INDEX. RESULTS INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. PERFORMANCE IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. THE GRAPH AND THE AVERAGE ANNUAL TOTAL RETURNS TABLE DO NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
*THE MSCI EAFE IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF MAJOR OVERSEAS STOCK MARKETS. MSCI EAFE DATA IS U.S.-DOLLAR-ADJUSTED. THE LIPPER INTERNATIONAL FUNDS INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF THE LARGEST QUALIFYING FUNDS IN THIS LIPPER CATEGORY. SOURCE OF THE MSCI EAFE INDEX DATA IS STANDARD & POOR'S MICROPAL. SOURCE OF THE LIPPER INDEX DATA IS LIPPER INC.

AVERAGE ANNUAL TOTAL RETURNS

                           As of 12-31-01            As of 6-30-02

1-Year                       -19.15%                   -12.48%
3-Year                         1.83%                    -5.03%
Since Inception                2.88%                     1.19%
(6-30-98)

EQUITY FUNDS ARE VOLATILE INVESTMENTS AND SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS.
AN INVESTMENT IN THIS FUND ENTAILS THE SPECIAL RISKS OF INTERNATIONAL INVESTING, INCLUDING CURRENCY EXCHANGE FLUCTUATION, GOVERNMENT REGULATIONS, AND THE POTENTIAL FOR POLITICAL AND ECONOMIC INSTABILITY. THE FUND'S SHARE PRICE IS EXPECTED TO BE MORE VOLATILE THAN THAT OF A U.S.-ONLY FUND. THESE RISKS ARE GENERALLY INTENSIFIED FOR INVESTMENTS IN EMERGING MARKETS.


MANAGEMENT'S DISCUSSION AS OF 6-30-02

Q: WHAT MARKET CONDITIONS, EVENTS, AND OTHER FACTORS IMPACTED YOUR FUND'S PERFORMANCE?

A: Market action in the first half of 2002 reflected the impact of competing forces. Increasing signs of global economic recovery at times helped markets to move upward, while at other times deflationary pressures, accounting scandals, credit-quality deterioration, and threats of terrorism and military action in global hot spots served to move them down. The results were significant volatility, a contraction in valuations, and a wide disparity in performance across countries, regions, and economic sectors. Data released over the six months indicated a pickup in global economic activity; these numbers included improved industrial production trends and strong retail sales. However, overcapacity in industries ranging from cellular telephones to pharmaceuticals kept a lid on price increases and continued to pressure profit margins. As a result, employment conditions deteriorated, capital spending programs remained subdued, and earnings in the first half disappointed investors. Notably, the major central banks did not raise interest rates, apparently recognizing the muted nature of the global recovery. In those countries where investors' expectations had been low going into the year, stocks performed well. These included Japan, the smaller markets of Asia, and the emerging markets of eastern Europe, all of which posted impressive gains in the period. Global sector performance reflected both the boost in economic activity as well as a preference for stocks with defensive qualities, with positive returns from materials, energy, and consumer staples stocks. The weakest sectors in the period were technology and telecommunications services. Currency movements also played a significant role in performance over the six months. After being weak in the first part of the year, the euro, the Japanese yen, and the British pound all strengthened considerably in the June quarter, aiding the returns of international markets relative to the U.S. The euro was particularly strong, climbing nearly 14% against the U.S. dollar.

Q: HOW DID YOUR FUND PERFORM?

A: For the six months ended June 30, 2002, the Strong Overseas Fund underperformed its benchmark, the MSCI EAFE Index. The Fund's conservative positioning, with emphasis on such sectors as consumer staples, energy, and utilities, was beneficial in a difficult market environment. Nevertheless, several stocks across a variety of sectors and countries delivered a weak performance in the period. Emerging markets, in particular, continued to build on the strength of their 2001 performance, although economic and political risks remained high in specific countries and regions, such as Argentina and the Middle East. About 8% of the Fund's assets were invested in emerging markets at the end of the period.

Q: WHAT INVESTMENT STRATEGIES AND TECHNIQUES IMPACTED YOUR FUND'S PERFORMANCE?

A: Entering 2002, we held the view that the anticipated global recovery would be subdued. To that end, the Fund emphasized companies with relative pricing power, sound cost management, and defensive qualities such as solid cash flows. Examples included consumer discretionary and industrial stocks. We underweighted information technology, telecommunications services, and healthcare stocks compared to the MSCI EAFE Index. Stock selection and currency allocation were the two main sources of under-performance in the period. For example, despite a small relative exposure to healthcare versus the MSCI EAFE Index, the Fund's performance was hurt by negative events involving specific holdings. Also, the Fund was underweighted versus the MSCI EAFE Index in countries that benefited from currency strength in the period, including Japan, the U.K., and the euro block.

Q: WHAT IS YOUR FUTURE OUTLOOK?

A: We believe there are sound reasons for European and Asian stock markets to continue to outpace the U.S. over the next few years. Neither of these regions experienced the excesses of consumer spending, corporate debt levels, and stock valuations that characterized the U.S. economy and market over the past several years. In addition, improving consumer demand within Asia and Europe could help drive regional growth, as we believe further work on streamlining corporate structures should bolster profitability. Over the short term, however, we believe international markets are likely to be influenced by economic and market trends emanating from the U.S.

Thank you for your investment in the Strong Overseas Fund. We appreciate your continued support.

STACEY HO
Portfolio Co-Manager

KATHERINE SCHAPIRO
Portfolio Co-Manager

MANAGEMENT'S DISCUSSION AS OF 12-31-01


Q: HOW DID YOUR FUND PERFORM?

A: For the one-year period ended December 31, 2001, the Strong Overseas Fund outperformed its benchmark, the MSCI EAFE Index. We had adopted a more conservative positioning of the portfolio in the spring quarter, which helped to ease the impact of global stock market declines. Global investors have just exited one of the worst years in international stock markets in more than a decade. The terrorist attacks of September 11 and their aftermath gave investors a glimpse of the true nature of globalization: it affects not only the world's financial markets and economies, but also the daily lives of individuals around the globe. While a global economic slowdown was already well in place and stock markets were weak before the tragedy, the downward trends were accelerated by the September 11 events. All major world equity markets fell for the year, in U.S.-dollar terms. All was not entirely gloomy, however, as markets experienced a strong fourth quarter.

Q: WHAT MARKET CONDITIONS, EVENTS, AND OTHER FACTORS IMPACTED YOUR FUND'S PERFORMANCE?

A: Going into September, the dominant force in the market was the struggling global economy. Recessions in Japan and the U.S. had already begun, and Europe's largest economy, Germany, was showing signs of a similar affliction. The result was a collapse in the outlook for corporate profits around the world. Although central banks in the U.S. and U.K. made significant interest rate cuts, these had little impact. The European Central Bank was reluctant to lower interest rates aggressively, concerned about the inflationary impact of the weak euro. The events of September 11 then stunned international markets.

The immediate impact on global commerce, travel, and finance further dampened the outlook for corporate earnings, consumer spending, and government budgets. However, the world's central banks launched a coordinated effort to counter the negative economic effects. The subsequent flood of liquidity helped to drive a fourth quarter rally in stocks in most markets, with Japan as a notable exception. On the whole, currency exposure had a negative influence on performance over the year, as key currencies such as the euro, yen, and British pound all fell relative to the dollar. Both the euro and the pound did, however, show signs of stabilization and strength in the second half of the year.

Q: WHAT INVESTMENT STRATEGIES AND TECHNIQUES IMPACTED YOUR FUND'S PERFORMANCE?

A: In the spring of 2001, we assumed management of this Fund and repositioned it to create a core international portfolio with a more moderate risk profile. We increased the Fund's holdings in Japan and Germany, while reducing large positions in Hong Kong and Switzerland. Despite our additions, the Fund's position in Japan remained lower than our benchmark, the MSCI EAFE Index, as economic woes in that country exposed the holes in new Prime Minister Junichiro Koizumi's reform proposals. We emphasized the stocks of consumer staples companies, attracted by their defensive nature in a challenging environment. We overweighted energy stocks despite falling oil prices, as these companies still offered strong cash flow. While all global sectors experienced declines in the year, consumer staples and energy both were among the better-performing areas. Considerations regarding valuation and risk were foremost in our stock-selection process. We focused on companies with the ability to meet realistic earnings expectations, and stocks with reasonable valuations. We also looked for such important characteristics as industry leadership, strong balance sheets, and low execution risk. Among the companies fitting these criteria were Royal Bank of Scotland, Toyota Motor, Nestle, and Ryanair. We made room for these additions by selling off other holdings that we found less desirable, such as Nokia, British Telecom, Fast Retailing, and Li & Fung.

Q: WHAT IS YOUR FUTURE OUTLOOK?

A: Although we do anticipate some degree of global economic recovery, we believe it will be muted in nature, constrained by continued deflationary pressures and subdued consumer and corporate spending. In this environment, we will be favoring those companies that retain relative pricing power and room to cut costs and improve efficiency. We appreciate your investment in the Strong Overseas Fund and thank you for your continued support.

STACEY HO
Portfolio Co-Manager
KATHERINE SCHAPIRO
Portfolio Co-Manager



                                    EXHIBIT C

                 ADDITIONAL INFORMATION ABOUT THE OVERSEAS FUND

FUND PERFORMANCE

     The following return information illustrates the performance of the Overseas Fund's Investor Class shares, which is one indication of the risks of investing in the Fund. Please keep in mind that the past performance does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

CALENDAR YEAR TOTAL RETURNS

--------------------------
   Year         Overseas
--------------------------
   1999          96.3%
--------------------------
   2000         -33.5%
--------------------------
   2001         -19.2%
--------------------------

BEST AND WORST QUARTERLY PERFORMANCE
(DURING THE PERIODS SHOWN ABOVE)

FUND NAME               BEST QUARTER RETURN         WORST QUARTER RETURN
----------------------- --------------------------- ----------------------------
Overseas Fund           53.4% (4th Q 1999)          -16.1% (4th Q 2000)

AVERAGE ANNUAL TOTAL RETURNS

---------------------------------------------------------------------------------------------------
  Fund/Index                                                 1-year       Since Fund Inception(1)
---------------------------------------------------------------------------------------------------
Overseas
---------------------------------------------------------------------------------------------------
  Return Before Taxes                                       -19.15%         2.88%
---------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions                       -19.68%         2.69%
---------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                    -11.66%(2)      2.22%
---------------------------------------------------------------------------------------------------
  MSCI EAFE Index (reflects no deductions for fees,
  expenses, or taxes)(3)                                    -21.44%        -3.39%
---------------------------------------------------------------------------------------------------
  Lipper International Funds Index (reflects no
  deductions for fees, expenses, or taxes)(4)               -19.33%        -2.28%
---------------------------------------------------------------------------------------------------

(1) THE OVERSEAS FUND COMMENCED OPERATIONS ON JUNE 30, 1998.
(2) RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN BEFORE-TAX RETURNS WHEN A NET CAPITAL LOSS OCCURS UPON THE REDEMPTION OF FUND SHARES.
(3) THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, AND FAR EAST INDEX (MSCI EAFE INDEX) IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF MAJOR OVERSEAS STOCK MARKETS. MSCI EAFE DATA IS U.S. DOLLAR ADJUSTED.
(4) THE LIPPER INTERNATIONAL FUNDS INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF THE LARGEST QUALIFYING FUNDS IN THEIR LIPPER CATEGORIES.

AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS WILL DEPEND ON YOUR INDIVIDUAL TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTMENTS THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

FINANCIAL HIGHLIGHTS

     This information describes investment performance of the Investor Class shares of the Overseas Fund for the periods shown. Certain information reflects financial results for a single Investor Class share outstanding for the entire period. "Total Return" shows how much an investment in the Investor Class shares of the Fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These figures, except for the semiannual period ended June 30, 2002, have been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report.

                                                                            Period Ended
-----------------------------------------------------------------------------------------------------------------------
                                                 June 30,    Dec. 31,    Dec. 31,     Oct. 31,    Oct. 31,    Oct. 31,
Selected Per-Share Data(a)                        2002(b)      2001        2000(c)      2000        1999        1998(d)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $10.86       $13.66      $15.17       $14.37       $8.20      $10.00
Income From Investment Operations:
   Net Investment Income (Loss)                    0.03         0.01       (0.03)       (0.04)      (0.08)      (0.02)
   Net Realized and Unrealized Gains (Losses)
     on Investments                               (0.58)       (2.63)      (1.48)        0.84        6.25       (1.78)
-----------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations               (0.55)       (2.62)      (1.51)        0.80        6.17       (1.80)
Less Distributions:
   From Net Investment Income                        --        (0.18)         --           --          --          --
-----------------------------------------------------------------------------------------------------------------------
   Total Distributions                               --        (0.18)         --           --          --          --
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $10.31       $10.86      $13.66       $15.17      $14.37       $8.20

Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------
   Total Return                                    -5.1%       -19.2%      -10.0%        +5.6%      +75.2%      -18.0%
   Net Assets, End of Period (In Millions)          $34          $25         $41          $45          $7          $3
   Ratio of Expenses to Average Net Assets
   Before Expense Offsets                           2.6%*        2.5%        1.9%*        1.8%        2.0%        2.0%*
   Ratio of Expenses to Average Net Assets          2.0%*        1.9%        1.9%*        1.7%        2.0%        2.0%*
   Ratio of Net Investment Income (Loss) to
     Average Net Assets                             0.6%*        0.1%       (1.3%)*      (0.3%)      (0.9%)      (0.7%)*
   Portfolio Turnover Rate                         31.7%       169.2%       12.8%       116.6%      106.4%       59.5%

* Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended June 30, 2002 (unaudited).
(c) In 2000, the Fund changed its fiscal year-end from October to December.
(d) For the period from June 30, 1998 (inception) to October 31, 1998.

                       STATEMENT OF ADDITIONAL INFORMATION
                                 JANUARY 9, 2003

                     STRONG INTERNATIONAL EQUITY FUNDS, INC.
                              100 HERITAGE RESERVE
                        MENOMONEE FALLS, WISCONSIN 53051
                                 1-800-368-3863

     This Statement of Additional Information is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated January 9, 2003 for the Special Meeting of Shareholders of Strong Foreign MajorMarketsSM Fund ("Foreign MajorMarketsSM Fund") and Strong International Stock Fund ("International Stock Fund") to be held on February 28, 2003. Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to the Strong Funds at P.O. Box 2936, Milwaukee, Wisconsin 53201, or by calling toll-free at 1-800-368-3863. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.


     Further information about the Strong Overseas Fund ("Overseas Fund") is contained in and incorporated by reference to the Overseas Fund's statement of additional information dated August 30, 2002, as amended from time to time. The audited financial statements and related independent auditor's report(s) for the Overseas Fund contained in the Annual Report for the fiscal year ended December 31, 2001 and the unaudited financial statements contained in the Semiannual Report dated June 30, 2002 are hereby incorporated herein by reference insofar as they relate to the Overseas Fund. No other parts of the Annual Report or Semiannual Report are incorporated by reference herein.


     Further information about the Foreign MajorMarketsSM Fund and International Stock Fund is contained in and incorporated by reference to the Foreign MajorMarketsSM Fund and International Stock Fund's prospectus and statement of additional information dated August 30, 2002, as amended from time to time. The audited financial statements and related independent accountant's report for the Foreign MajorMarketsSM Fund and International Stock Fund contained in the Annual Report for the fiscal year ended December 31, 2001, are incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein.


     Pro forma financial statements of the Overseas Fund reflecting the reorganization with the International Stock Fund are included within this Statement of Additional Information. Pro forma financial statements of the Overseas Fund reflecting the reorganization with the Foreign MajorMarketsSM Fund are not required to be included.


     Each Fund will furnish, without charge, a copy of its most recent Semiannual Report succeeding such Annual Report, if any, upon request. Requests should be directed to the Strong Funds at P.O. Box 2936, Milwaukee, Wisconsin 53201 or by calling 1-800-368-3863.


    The date of this Statement of Additional Information is January 9, 2003.

                         PRO FORMA FINANCIAL STATEMENTS

PRO FORMA CONDENSED STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

                                                                  (In Thousands, Except Per Share Amounts)

                                                                       STRONG                               PRO FORMA
                                                     STRONG        INTERNATIONAL        PRO FORMA        COMBINED STRONG
                                                  OVERSEAS FUND      STOCK FUND        ADJUSTMENTS        OVERSEAS FUND
                                                  ---------------------------------  ----------------  -------------------

ASSETS:
    Investments in Securities, at Value
      (Cost of $34,965 and $64,019,
      respectively)                                  $33,315           $58,857               ($48)(a)         $92,124
    Receivable for Securities Sold                        62               109                --                  171
    Receivable for Fund Shares Sold                      196             1,326                --                1,522
    Dividends and Interest Receivable                    109               228                --                  337
    Other Assets                                          22                75                --                   97
                                                  ---------------------------------  ----------------  -------------------
    Total Assets                                      33,704            60,595               (48)               94,251

LIABILITIES:
    Payable for Fund Shares Redeemed                       5                12                --                   17
    Accrued Operating Expenses and Other
      Liabilities                                         59                82                --                  141
                                                  ---------------------------------  ----------------  -------------------
    Total Liabilities                                     64                94                --                  158
                                                  ---------------------------------  ----------------  -------------------
NET ASSETS                                           $33,640           $60,501              ($48)             $94,093
                                                  =================================  ================  ===================

NET ASSETS CONSIST OF:
    Capital Stock (Par Value and Paid-in
      Capital)                                       $60,142          $111,288                --             $171,430
    Accumulated Net Investment Income                     86               127               (48)(a)              165
    Accumulated Net Realized Loss                    (24,944)          (45,765)               --              (70,709)
    Net Unrealized Depreciation                       (1,644)           (5,149)               --               (6,793)
                                                  ---------------------------------  ----------------  -------------------
    Net Assets                                       $33,640           $60,501              ($48)             $94,093
                                                  =================================  ================  ===================
Capital Shares Outstanding (Unlimited Number            3,261             6,993            (1,129)(b)            9,125
Authorized)

NET ASSET VALUE PER SHARE                             $10.31             $8.65                                 $10.31
                                                  =================================                    ===================



(a) Adjustments reflect one time proxy, accounting, legal and other costs of the reorganization of $42,560 and $5,320 to be borne by the Strong International Stock Fund and Strong Overseas Fund, respectively.
(b) New class of shares of the surviving fund transferred at NAV of surviving fund.



                       See Notes to Financial Statements.


PRO FORMA CONDENSED STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Twelve Months Ended June 30, 2002 (Unaudited)

                                                                                 (In Thousands)

                                                  STRONG           STRONG                                               PRO FORMA
                                                 OVERSEAS       INTERNATIONAL                                        COMBINED STRONG
                                                   FUND          STOCK FUND         COMBINED        ADJUSTMENTS       OVERSEAS FUND
                                               ------------    ---------------    ------------    ---------------   ----------------
INCOME:

    Dividends                                        $448           $1,017           $1,465               --              $1,465

    Interest                                           79              196              275               --                 275
------------------------------------------------------------------------------------------------------------------------------------
    Total Income                                      527            1,213            1,740               --               1,740
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:

    Investment  Advisory  Fees                        215              553              768               --                 768

    Administrative Fees                                79              201              280               --                 280

    Custodian Fees                                     39               51               90             ($51)(a)              39

    Shareholder Servicing Costs                       244              521              765               --                 765

    Reports to Shareholders                           166              107              273               --                 273

    Professional Fees                                  10                4               14               (4)(a)              10

    Federal and State Registration Fees                10               18               28              (18)(a)              10

    Other                                               5                8               13               (8)(a)               5
                                               -------------------------------------------------------------------------------------
    Total Expenses Before Expense Offsets             768            1,463            2,231              (81)              2,150

    Expense Offsets                                  (231)             (56)            (287)              --                (287)
                                               -------------------------------------------------------------------------------------
    Expenses, Net                                     537            1,407            1,944              (81)              1,863
                                               -------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                 (10)            (194)            (204)              81                (123)
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net Realized Gain (Loss) on:
    Investments                                    (4,029)         (11,091)         (15,120)              --             (15,120)

    Foreign Currencies                                  3                9               12               --                  12
                                               -------------------------------------------------------------------------------------
    Net Realized Loss                              (4,026)         (11,082)         (15,108)              --             (15,108)

  Net Change in Unrealized
  Appreciation/Depreciation on:
    Investments                                       174              913            1,087               --               1,087

    Foreign Currencies                                  7               18               25               --                  25
                                               -------------------------------------------------------------------------------------
    Net Change in Unrealized
    Appreciation/Depreciation                         181              931            1,112               --               1,112
------------------------------------------------------------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                            (3,845)         (10,151)         (13,996)              --             (13,996)
------------------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                        ($3,855)        ($10,345)        ($14,200)             $81            ($14,119)
====================================================================================================================================

(a) Decrease due to economies of scale achieved by merging the funds.

                       See Notes to Financial Statements.

PRO FORMA SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
June 30,2002 (Unaudited)

                                                            STRONG INTERNATIONAL STOCK            PRO FORMA COMBINED STRONG
                                 STRONG OVERSEAS FUND                 FUND                              OVERSEAS FUND
                               ------------------------------------------------------------------------------------------------
                                   SHARES                       SHARES                               SHARES
                                     OR                           OR                                   OR
                                 PRINCIPAL                    PRINCIPAL                            PRINCIPAL
                                   AMOUNT       VALUE           AMOUNT        VALUE   ADJUSTMENTS    AMOUNT            VALUE
                               ------------------------------------------------------------------------------------------------
COMMON STOCKS
AUSTRALIA
BHP Billiton Ltd.                   81,322     $471,829         159,138      $923,317                240,460         $1,395,146
Foster's Group, Ltd.               148,000      393,499         281,900       749,509                429,900          1,143,008
                                            -----------                   -----------                               -----------
                                                865,328                     1,672,826                                 2,538,154
BELGIUM
Fortis                              22,500      483,458          40,000       859,482                 62,500          1,342,940
Interbrew                           15,500      446,575          29,100       838,408                 44,600          1,284,983
                                            -----------                   -----------                               -----------
                                                930,033                     1,697,890                                 2,627,923
BRAZIL
Companhia Vale do Rio
Doce Sponsored ADR (b)               4,400      121,748           8,000       221,360                 12,400            343,108

CANADA
Encana Corporation                  18,639      562,236          35,916     1,083,376                 54,555          1,645,612
TransCanada PipeLines,
Ltd.                                26,850      409,822          47,000       717,380                 73,850          1,127,202
                                            -----------                   -----------                               -----------
                                                972,058                     1,800,756                                 2,772,814
DENMARK
Danske Bank A/S                     21,000      388,313          33,000       610,206                 54,000            998,519

FRANCE
Accor SA                            12,400      504,736          22,000       895,498                 34,400          1,400,234
BNP Paribas SA (b)                   7,000      388,511          11,000       610,518                 18,000            999,029
Groupe Danone                        4,540      626,343           8,900     1,227,854                 13,440          1,854,197
Suez SA                             18,500      495,054          32,000       856,310                 50,500          1,351,364
Thales SA                           16,100      686,139          29,600     1,261,472                 45,700          1,947,611
TotalFinaElf SA                      4,400      716,922           9,200     1,499,019                 13,600          2,215,941
TotalFinaElf SA
Sponsored ADR                        1,800      145,620           2,350       190,115                  4,150            335,735
                                            -----------                   -----------                               -----------
                                                                            6,540,786                                10,104,111
                                              3,563,325
GERMANY
Adidas-Salomon AG                    8,150      670,430          13,800     1,135,206                 21,950          1,805,636
Allianz AG                           1,525      306,215           3,100       622,470                  4,625            928,685
E.On AG                             14,700      859,727          26,800     1,567,393                 41,500          2,427,120
Muenchener
Rueckversicherungs-
Gesellschaft AG                      2,220      526,958           4,040       958,969                  6,260          1,485,927
Schering AG                          2,800      175,801           5,500       345,324                  8,300            521,125
                                            -----------                   -----------                               -----------
                                              2,539,131                     4,629,362                                 7,168,493

                                                            STRONG INTERNATIONAL STOCK            PRO FORMA COMBINED STRONG
                                 STRONG OVERSEAS FUND                 FUND                              OVERSEAS FUND
                               ------------------------------------------------------------------------------------------------
                                   SHARES                       SHARES                               SHARES
                                     OR                           OR                                   OR
                                 PRINCIPAL                    PRINCIPAL                            PRINCIPAL
                                   AMOUNT       VALUE           AMOUNT        VALUE   ADJUSTMENTS    AMOUNT            VALUE
                               ------------------------------------------------------------------------------------------------
HONG KONG
China Mobile, Ltd.
Sponsored ADR (b)                   22,600      330,412          44,900       656,438                 67,500            986,850
HSBC Holdings PLC                   16,800      192,772          31,300       359,152                 48,100            551,924
Hutchison Whampoa, Ltd.             45,500      339,796          74,000       552,635                119,500            892,431
Swire Pacific, Ltd. A
Shares                              69,000      352,966         111,000       567,815                180,000            920,781
                                            -----------                   -----------                               -----------
                                              1,215,946                     2,136,040                                 3,351,986
IRELAND
Connemara Green Marble
Quarries PLC (Acquired
11/21/96-6/20/97; Cost
$635,000) (b) (c) (d)                                           254,000             0                254,000                  0
Ryanair Holdings PLC
ADR (b)                             15,300      533,526          28,200       983,362                 43,500          1,516,888
                                                                          -----------                               -----------
                                                                              983,362                                 1,516,888
ITALY
Credito Italiano SA                 71,000      322,286         134,000       608,258                205,000            930,544
ENI Spa                             38,200      611,061          73,000     1,167,734                111,200          1,778,795
Parmalat Finanziaria
Spa                                133,000      407,312         245,000       750,312                378,000          1,157,624
                                            -----------                   -----------                               -----------
                                              1,340,659                     2,526,304                                 3,866,963
JAPAN
Asahi Breweries, Ltd.               45,000      377,699          80,000       671,464                125,000          1,049,163
Canon, Inc.                         15,000      568,619          28,200     1,069,004                 43,200          1,637,623
East Japan Railway
Company                                 86      403,732             154       722,963                    240          1,126,695
Fuji Photo Film                     13,000      421,004          24,400       790,193                 37,400          1,211,197
Hitachi, Ltd.                       59,500      385,879         108,100       701,067                167,600          1,086,946
Honda Motor Company,
Ltd.                                 5,700      231,816          10,000       406,695                 15,700            638,511
Mitsubishi Heavy
Industries, Ltd.                   152,000      461,724         298,800       907,652                450,800          1,369,376
NTT DoCoMo, Inc.                        96      236,987             200       493,724                    296            730,711
SECOM Company, Ltd.                  9,000      442,845          16,400       806,962                 25,400          1,249,807
Seven-Eleven Japan
Company, Ltd.                       11,000      434,477          21,600       853,155                 32,600          1,287,632
Sony Corporation                     6,000      317,824          10,500       556,192                 16,500            874,016
Tokyo Gas Company, Ltd.            140,000      390,126         255,600       712,258                395,600          1,102,384
Toppan Printing
Company, Ltd.                       40,000      417,071          72,000       750,728                112,000          1,167,799
Toyota Motor
Corporation                         17,100      455,046          29,000       771,715                 46,100          1,226,761
                                            -----------                   -----------                               -----------
                                              5,544,849                    10,213,772                                15,758,621
MEXICO
America Movil SA de CV             228,000      154,907         432,200       293,644                660,200            448,551

                                                            STRONG INTERNATIONAL STOCK            PRO FORMA COMBINED STRONG
                                 STRONG OVERSEAS FUND                 FUND                              OVERSEAS FUND
                               ------------------------------------------------------------------------------------------------
                                   SHARES                       SHARES                               SHARES
                                     OR                           OR                                   OR
                                 PRINCIPAL                    PRINCIPAL                            PRINCIPAL
                                   AMOUNT       VALUE           AMOUNT        VALUE   ADJUSTMENTS    AMOUNT            VALUE
                               ------------------------------------------------------------------------------------------------

Telefonos de Mexico
SA de CV                           274,000      441,268         516,800       832,290                790,800          1,273,558
Wal-Mart de Mexico
SA de CV                           154,500      433,098         300,700       842,928                455,200          1,276,026
                                            -----------                   -----------                               -----------
                                              1,029,273                     1,968,862                                 2,998,135
NETHERLANDS
Koninklijke Philips
Electronics NV
Sponsored ADR - New
York Registry Shares                14,070     $388,332          27,900      $770,040                 41,970        $ 1,158,372
Royal Dutch Petroleum
Company                             10,200      563,754          20,400     1,127,508                 30,600          1,691,262
STMicroelectronics NV                6,600      165,167          11,300       282,786                 17,900            447,953
STMicroelectronics NV
- New York Registry
Shares                               4,400      107,052           9,100       221,403                 13,500            328,455
Wolters Kluwer NV                   16,100      306,688          32,700       622,900                 48,800            929,588
                                            -----------                   -----------                               -----------
                                              1,530,993                     3,024,637                                 4,555,630
SOUTH KOREA
KT Corporation
Sponsored ADR                       16,900      365,885          32,600       705,790                 49,500          1,071,675
Kookmin Bank Sponsored
ADR                                  6,200      304,730          11,400       560,310                 17,600            865,040
                                            -----------                   -----------                               -----------
                                                670,615                     1,266,100                                 1,936,715
SPAIN
ACS, Actividades de
Construccion y
Servicios SA                         5,000      161,549           9,000       290,789                 14,000            452,338
Banco Santander
Central Hispano SA                  39,400      313,957          69,500       553,807                108,900            867,764
Banco Santander
Central Hispano SA
Sponsored ADR                       13,994      109,013          28,000       218,120                 41,994            327,133
Telefonica SA (b)                    1,073        9,039           2,253        18,980                  3,326             28,019
Telefonica SA
Sponsored ADR (b)                    5,224      129,808           9,816       243,927                 15,040            373,735
                                            -----------                   -----------                               -----------
                                                723,366                     1,325,623                                 2,048,989
SWEDEN
Autoliv, Inc.                       27,300      667,737          50,300     1,230,299                 77,600          1,898,036
Ericsson (LM)
Telephone Company
ADR
'B Shares' (b)                      84,300      121,392         155,000       223,200                239,300            344,592
                                            -----------                   -----------                               -----------
                                                789,129                     1,453,499                                 2,242,628
SWITZERLAND
Julius Baer Holding,
Ltd.                                 1,220      352,066           2,400       692,588                  3,620          1,044,654
Nestle SA                            2,645      619,559           4,890     1,145,424                  7,535          1,764,983
Novartis AG Sponsored
ADR                                 10,320      452,326          20,900       916,047                 31,220          1,368,373
Swiss Reinsurance                    4,500      441,981           7,500       736,634                 12,000          1,178,615
                                            -----------                   -----------                               -----------
                                              1,865,932                     3,490,693                                 5,356,625

                                                            STRONG INTERNATIONAL STOCK            PRO FORMA COMBINED STRONG
                                 STRONG OVERSEAS FUND                 FUND                              OVERSEAS FUND
                               ------------------------------------------------------------------------------------------------
                                   SHARES                       SHARES                                     SHARES
                                     OR                           OR                                         OR
                                 PRINCIPAL                    PRINCIPAL                                   PRINCIPAL
                                   AMOUNT       VALUE           AMOUNT        VALUE    ADJUSTMENTS         AMOUNT       VALUE
                               ------------------------------------------------------------------------------------------------
TAIWAN
ASE Test, Ltd. (b)                  34,500      334,650          62,000       601,400                      96,500       936,050

UNITED KINGDOM
Amvescap PLC                        20,500      167,766          46,200       378,088                      66,700       545,854
Anglo American PLC                  22,600      377,517          42,300       706,592                      64,900     1,084,109
BAE SYSTEMS PLC                     74,800      383,663         134,400       689,362                     209,200     1,073,025
BP PLC Sponsored ADR                 9,800      494,802          19,600       989,604                      29,400     1,484,406
Boots Company PLC                   70,000      697,186         143,700     1,431,224                     213,700     2,128,410
Compass Group PLC                   82,300      501,518         161,200       982,317                     243,500     1,483,835
Diageo PLC                          65,100      849,228         108,000     1,408,857                     173,100     2,258,085
GlaxoSmithKline PLC
Sponsored ADR                        7,900      340,806          14,500       625,530                      22,400       966,336
Lloyds TSB Group PLC                33,100      330,937          73,300       732,860                     106,400     1,063,797
Royal Bank of Scotland
PLC                                 17,000      484,134          32,000       911,311                      49,000     1,395,445
Tesco PLC                           93,000      339,606         162,000       591,571                     255,000       931,177
                                            -----------                   -----------                               -----------
                                              4,967,163                     9,447,316                                14,414,479
-------------------------------------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS                          29,926,037                    55,610,794                                85,536,831
-------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (A)
REPURCHASE AGREEMENTS
UNITED STATES
ABN AMRO Inc. (Dated
06/28/02), 1.91%, Due
07/01/02 (Repurchase
Proceeds $1,000,159);
Collateralized by: United
States Government & Agency
Issues                                                      $ 1,000,000     1,000,000                 $ 1,000,000     1,000,000
State Street Bank
(Dated 06/28/02),
1.50%, Due 07/01/02
(Repurchase Proceeds
$3,389,224 and
$2,246,280,
respectively);
Collateralized by:
United  States
Government & Agency
Issues                         $ 3,388,800    3,388,800       2,246,000     2,246,000   ($47,880)(e)   5,586,920      5,586,920
-------------------------------------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM
INVESTMENTS                                   3,388,800                     3,246,000   ($47,880)(e)                  6,586,920
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN
SECURITIES                                  $33,314,837                   $58,856,794   ($47,880)(e)                $92,123,751
===============================================================================================================================


(a) Short-term investments include any security which has a remaining maturity of less than one year.


(b) Non-income producing security.
(c) Restricted and illiquid security.
(d) Affiliated Issuer.

(e) Adjustments reflect one time proxy, accounting, legal and other costs of the reorganization of $42,560 and $5,320 to be borne by Strong International Stock Fund and Strong Overseas Fund, respectively.


                       See Notes to Financial Statements.

STRONG INTERNATIONAL EQUITY FUNDS, INC. (Strong Overseas Fund)
Notes to Pro Forma Financial Statements

1. BASIS OF COMBINATION

The unaudited Pro Forma Schedule of Investments, Pro Forma Condensed Statements of Assets and Liabilities, and Pro Forma Condensed Statements of Operations give effect to the proposed reorganization of the Strong International Stock Fund into the Strong Overseas Fund. The proposed reorganization will be accounted for by the method of accounting for tax-free reorganizations of investment companies sometimes referred to as the pooling without restatement method. The reorganization will be accomplished by an exchange of all outstanding shares of the Strong International Stock Fund in exchange for shares of the Strong Overseas Fund.

The pro forma combining statements should be read in conjunction with the historical financial statements of the constituent funds and the notes thereto incorporated by reference in the Statement of Additional Information.

Strong International Equity Funds, Inc. is an open-end management investment company registered under the Investment Company Act of 1940, as amended.

PRO FORMA ADJUSTMENTS:

The Pro Forma Condensed Statements of Assets and Liabilities assume the issuance of additional shares of the respective Strong Fund as if the reorganization had taken place on June 30, 2002 and are based on the net asset value of the acquiring fund. In addition, the Strong Overseas Fund is the surviving fund for accounting and legal purposes. The performance history of the Strong Overseas Fund will be carried forward.


                     STRONG INTERNATIONAL EQUITY FUNDS, INC.

                                     PART C
                                OTHER INFORMATION

Item 15.  Indemnification

         Officers and directors of the Fund and its advisor and underwriter are insured under a joint directors and officers/errors and omissions insurance policy underwritten by a group of insurance companies in the aggregate amount of $150,000,000, subject to certain deductions. The Fund and each director of the Fund who is not an "interested person" of the Fund or its advisor as defined in the Investment Company Act of 1940, as amended, ("Independent Director") have also entered into a indemnification agreement, which generally provides that the Fund shall, with certain exceptions, indemnify each Independent Director against all liability and expenses reasonably incurred or paid by the Independent Director in connection with any proceeding in which the Independent Director is involved by virtue of being a director of the Fund. In addition, pursuant to the authority of the Wisconsin Business Corporation Law ("WBCL"), Article VII of Registrant's Bylaws provides as follows:

         ARTICLE VII.  INDEMNIFICATION OF OFFICERS AND DIRECTORS

         SECTION 7.01. Mandatory Indemnification. The Corporation shall indemnify, to the full extent permitted by the WBCL, as in effect from time to time, the persons described in Sections 180.0850 through 180.0859 (or any successor provisions) of the WBCL or other provisions of the law of the State of Wisconsin relating to indemnification of directors and officers, as in effect from time to time. The indemnification afforded such persons by this section shall not be exclusive of other rights to which they may be entitled as a matter of law.

         SECTION 7.02. Permissive Supplementary Benefits. The Corporation may, but shall not be required to, supplement the right of indemnification under
Section 7.01 by (a) the purchase of insurance on behalf of any one or more of such persons, whether or not the Corporation would be obligated to indemnify such person under Section 7.01; (b) individual or group indemnification agreements with any one or more of such persons; and (c) advances for related expenses of such a person.

         SECTION 7.03. Amendment. This Article VII may be amended or repealed only by a vote of the shareholders and not by a vote of the Board of Directors.

         SECTION 7.04. Investment Company Act. In no event shall the Corporation indemnify any person hereunder in contravention of any provision of the Investment Company Act.

Item 16. Exhibits

(1)      Articles of Incorporation dated July 31, 1996(2)
(1.a)    Amendment to Articles of Incorporation dated May 21, 1998(3)
(1.b)    Amendment to Articles of Incorporation dated April 9, 2001(4)
(1.c)    Amendment to Articles of Incorporation effective September 14, 2001(7)
(1.d)    Amendment to Articles of Incorporation effective December 27, 2001(8)
(2)      Bylaws dated October 20, 1995(1)
(2.a)    Amendment to Bylaws dated May 1, 1998(3)
(2.b)    Amendment to Bylaws dated April 5, 2001(4)
(2.c)    Amendment to Bylaws dated March 1, 2002(9)
(3)      Inapplicable
(4)      Plan of Reorganization(11)
(5)      Specimen Stock Certificate(1)
(6)      Amended and Restated Investment Advisory Agreement(6)
(7)      Distribution Agreement(4)
(7.a)    Class B, Class C, and Class L Shares Distribution Agreement(7)
(7.b)    Mutual Fund Distribution and Shareholder Services Agreement(7)
(7.c)    Services Agreement(7)
(8)      Inapplicable
(9)      Custodian and Remote Access Agreement(5)
(10)     Amended and Restated Rule 12b-1 Distribution Plan(7)
(10.a)   Amended and Restated Rule 18f-3 Multiple Class Plan(9)
(11)     Form of Opinion and Consent of Counsel(11)
(12)     Form of Opinion and Consent of Counsel relating to tax matters(11)
(13)     Amended and Restated Transfer and Dividend Disbursing Agent Agreement
         (10)
(13.a)   Investor Class Shares Administration Agreement(8)
(13.b)   Class A, B, C, and L Shares Administration Agreement(8)
(14)     Consent of Independent Accountants
(15)     Inapplicable
(16)     Power of Attorney dated as of December 27, 2001(8)
(16.a)   Power of Attorney dated as of May 3, 2002(10)
(17)     Form of proxy card(11)

(1) Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A of Registrant filed on or about February 28, 1996.

(2) Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of the Registrant filed on or about February 27, 1997.

(3) Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of Registrant filed on or about June 26, 1998.

(4) Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of Registrant filed on or about April 12, 2001.

(5) Incorporated herein by reference to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A of Registrant filed on or about June 13, 2001.

(6) Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A of Registrant filed on or about August 3, 2001.

(7) Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of Registrant filed on or about September 25, 2001.

(8) Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of Registrant filed on or about December 27, 2001.

(9) Incorporated herein by references to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A of Registrant filed on or about April 29, 2002.

(10) Incorporated herein by reference to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A of Registrant filed on or about May 6, 2002.

(11) Incorporated herein by reference to the Registration Statement on Form N-14 of Registrant filed on or about November 12, 2002.

Item 17.  Undertakings

         (1) The Undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The Undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

         (3) Pursuant to the requirements of Form N-14, the Undersigned Registrant undertakes to file, by post-effective amendment to the Registration Statement, an opinion of counsel supporting the tax matters and consequences to shareholders discussed in the prospectus that is part of the Registration Statement within a reasonable time after receipt of such opinion.

         (4) Pursuant to the requirements of Form N-14, the Undersigned Registrant undertakes to file, by post-effective amendment to the Registration Statement, an opinion of counsel regarding the issuance of shares in the reorganization that is part of the Registration Statement within a reasonable time after receipt of such opinion.

                                   SIGNATURES

         As required by the Securities Act of 1933, this Pre-Effective Amendment to the Registration Statement has been signed on behalf of the Registrant, in the Village of Menomonee Falls and State of Wisconsin as of the 11th day of December, 2002.

                                         Strong International Equity Funds, Inc.
                                         (Registrant)


                                         By: /s/ Richard W. Smirl
                                       -----------------------------------------
                                 Richard W. Smirl, Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and as of the date indicated.

Name                                   Title                                 Dated As Of


/s/ Richard S. Strong
______________________                 Chairman of the Board (Principal
Richard S. Strong                      Executive Officer) and a Director     December 11, 2002

/s/ John W. Widmer
______________________                 Treasurer (Principal Financial and
John W. Widmer                         Accounting Officer)                   December 11, 2002

______________________                 Director
Willie D. Davis*                                                             December 11, 2002

______________________                 Director
William F. Vogt*                                                             December 11, 2002

______________________                 Director
Stanley Kritzik*                                                             December 11, 2002

______________________                 Director
Neal Malicky*                                                                December 11, 2002

______________________                 Director
Gordon Greer*                                                                December 11, 2002

* Richard W. Smirl signs this document on behalf of each director marked with an asterisk pursuant to power of attorney filed with Post-Effective Amendment No. 24 and 26 to the Registration Statement on Form N-1A of the Registrant filed on or about December 27, 2001 and May 3, 2002, respectively.

By:   /s/ Richard W. Smirl
   ___________________________________
    Richard W. Smirl

                                  Exhibit Index


Exhibit No.                                                  Exhibit
(14) Consent of Independent Accountants